UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06526
Coventry Group

(Exact name of registrant as specified in charter)

3435 Stelzer Road Columbus, OH	43219

(Address of principal executive offices)	(Zip code)
3435 Stelzer Road Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-282-8782
Date of fiscal year end: March 31, 2009
Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

Boston Trust Balanced Fund
Boston Trust Equity Fund
Boston Trust Small Cap Fund
Boston Trust Midcap Fund
Walden Social Balanced Fund
Walden Social Equity Fund

SEMI-ANNUAL REPORT
September 30, 2008
(Unaudited)

Semi-Annual Report
Table of Contents	September 30, 2008 (Unaudited)

Boston Trust Balanced Fund
Market and Performance Review	1
Investment Performance	4
Schedule of Portfolio Investments	11
Financial Statements	13
Financial Highlights	15

Boston Trust Equity Fund
Market and Performance Review	1
Investment Performance	4
Schedule of Portfolio Investments	16
Financial Statements	17
Financial Highlights	19

Boston Trust Small Cap Fund
Market and Performance Review	5
Investment Performance	7
Schedule of Portfolio Investments	20
Financial Statements	21
Financial Highlights	23

Boston Trust Midcap Fund
Market and Performance Review	8
Investment Performance	10
Schedule of Portfolio Investments	24
Financial Statements	25
Financial Highlights	27

Social Research and Action Update	28

Walden Social Balanced Fund
Market and Performance Review	30
Investment Performance	34
Schedule of Portfolio Investments	35
Financial Statements	37
Financial Highlights	39

Walden Social Equity Fund
Market and Performance Review	30
Investment Performance	34
Schedule of Portfolio Investments	40
Financial Statements	41
Financial Highlights	43

Notes to Financial Statements	44

Supplementary Information	48

Boston Trust Balanced Fund
Boston Trust Equity Fund
Market and Performance Review (Unaudited)	Manager Commentary by Domenic Colasacco
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
As I draft this report on October 8th, key segments of the credit markets in the United States are in crisis, and similar problems are evident in economies around the globe. Given extensive media coverage of the credit market issues and our own comments in prior reports, we will not detail the sequence of events that brought the financial markets to their current state. Suffice to note that a combination of speculative loans and investments, together with the highly leveraged capital structures of many large financial institutions, preceded the downfall. Over the past year, the Federal Reserve (the “Fed”) and U.S. Treasury were able to manage widespread credit problems reasonably well by reducing interest rates, providing systemic liquidity as needed, and encouraging weaker firms to merge with stronger competitors. The pattern was broken about a month ago, however, when Lehman Brothers, one of the largest investment banks in the country, filed for bankruptcy. Lehman’s competitors were not willing or able to assume its extensive financial obligations. Whether for political reasons or to underscore the concept of moral hazard, the Fed and U. S. Treasury also decided to let Lehman fail.
In hindsight, we believe a reasonable argument can be made that the government’s Lehman decision precipitated the near-gridlock in the credit markets that followed. In an effort to ease their own restricted liquidity, many banks have begun to reduce customer credit lines and have even become fearful of lending to one another. Moreover, within two weeks of Lehman’s bankruptcy four other major financial firms failed or sought better situated merger partners. In turn, fixed income investors have lost confidence in virtually every entity except the U.S. Government, which has led to much higher than normal borrowing costs for even the largest, most credit-worthy borrowers. With a full understanding of the severe danger implied by the scarcity and cost of credit, Federal Reserve Chairman Bernanke and Treasury Secretary Paulson sought authority for greater and more direct government intervention through the $700 billion bailout bill. After much political posturing, the bill was passed by Congress and signed into law by President Bush on October 3. While neither we nor anyone else knows for sure whether $700 billion is adequate, or ideally structured, there is little question that doing nothing would have been worse for the economy. Our most salient economic concern now is the damage the crisis is inflicting on both business and consumer confidence. Indeed, even with the latest government intervention, we believe that the economy has entered a recession that could be longer and more severe than what seemed likely just a month ago.
With respect to recent investment returns, stock prices were volatile, but actually moved marginally higher through the months of July and August. Once the credit crisis began in September, not surprisingly, equity values fell suddenly to new 2008 lows. The steep decline has continued through the first few days of October. In contrast to most periods of sharp stock market declines over the past 25 years, this time bonds failed to provide their usual counter-cyclical portfolio balance. Corporate bonds performed poorly, as yield spreads relative to government obligations rose to record levels. Even U.S. Treasury bond prices increased only marginally for the quarter. Many investors believe that the eventual long term consequence of the global debt problem is higher inflation in the years ahead and are reluctant to invest aggressively in government bonds with longer maturities at current low interest rates.

Boston Trust Balanced Fund Boston Trust Equity Fund
Market and Performance Review (Unaudited) (cont.)	Manager Commentary by Domenic Colasacco
Financial Markets and Fund Performance
The -2.86% total return for the Boston Trust Balanced Fund for the third quarter is less than the levels experienced by most balanced mutual funds, as is the -9.01% year-to-date total return. Both periods were aided by better than benchmark performance within the bond and equity segments. Results have followed a similar pattern in early October. As noted in prior quarterly reports, a loss of any amount is never pleasant. Through these difficult times, however, we are pleased that the Balanced Fund’s relative performance remains above average. The Equity Fund has also performed better than its S&P 500 benchmark this year. Where to from here? Is it best to sit tight and let the crisis pass, as have all others in the past 50 plus years? Or, as a few financial commentators have mentioned, is the current situation so different from anything we have experienced since World War II that we are about to enter another period similar to the 1930’s? As outlined in the segments that follow, the former, while not assured, appears far more likely to us.
Economic Summary and Outlook
Warren Buffett granted an hour-long interview to Charlie Rose of PBS on October 1. Mr. Rose asked a series of questions about the prevailing credit crisis and economy in general, and, in particular, sought Mr. Buffet’s view on the $700 billion bailout bill, which had just failed a first vote in the House of Representatives. During the interview, Mr. Buffett characterized the American economy as a star athlete, with many prime years left, who just happened to be in cardiac arrest. Mr. Buffett expressed his view that the $700 billion package was essential to bring the athlete back to life, and that it did not make much sense for anyone to argue at that time whether the financial remedy should be slightly more or less, or be applied differently. There would be time to adjust the medicine later. Mr. Buffett then went on to espouse his confidence in the long term growth and vitality of the American economic system.
Except for the cardiac arrest analogy (we prefer a broken leg or ankle, neither of which are potentially fatal), we concur with Mr. Buffett’s belief that, however serious the current crisis may be, it is both manageable and ultimately curable. As a society, we have learned much over the past 100 years about economic behavior and the critical role of government during times of crisis. Thus far, our own government, along with those in other industrialized countries, has behaved far differently today than in the 1930’s. Except in the Lehman case, the government is not sitting back and allowing the private sector to essentially fend for itself. Indeed, the Treasury and Fed have taken unprecedented steps to insure many types of deposits, provide liquidity, and sustain credit availability. The current bailout bill is designed to strengthen directly the balance sheets of many financial institutions. We are confident that even more direct government intervention in the financial markets will be forthcoming as needed, along with further fiscal stimulus early in the new administration.
As noted above, we do not believe that absence of government intervention is a significant risk. We have far greater concern about the enormous damage that the current financial crisis has already inflicted on consumer, business, and investor confidence. Recent economic reports clearly indicate that a recession has already begun. The primary question now is the depth and length of the recession. Since World War II, the deepest recession we have experienced was in the early 1980’s, when the Fed intentionally tightened credit in order to deflate an inflationary spiral. At that time, unemployment approximated 10%, real Gross Domestic Product1 fell irregularly for over a year, and corporate profits dropped by roughly 25%. Given the severity of the current situation, a repeat of that period is certainly plausible. For the economic recession to prove more severe, in our opinion, either government would have to fail in its designated role, or long-held academic theories about our economic system would need to have been wrong all along.
Investment Strategy
Asset Allocation: Our policy and practice has been to keep the Balanced Fund’s equity allocation within an approximate range of 45% to 75% of total assets. Two primary factors drive our allocation decision process: comparative equity valuations and prospective economic conditions. When both are favorable, we tend to keep stock exposure near maximum, while the opposite is true during periods of high stock prices and weak economics. Gradations in either or both factors lead us to some middle ground. Our decision over the past year or so to reduce the equity allocation in the Balanced Fund from roughly 75% to about 60% at the end of September reflected our increasing concern about a potential recession. In hindsight, a greater reduction would have been better. We did not reduce equity exposure more due to the apparently reasonable valuations of stocks, the low absolute level of interest rates and, in particular, our view that the recession was most likely to be comparatively mild. More importantly, we never anticipated the type of credit crisis that has developed over the past month. It is not possible to project how much further stock prices may drop within the current panic atmosphere. Much of the current selling pressure is being driven by a combination of fear and the need of some investors to build short-term liquidity.
If we look beyond the current environment, we believe aggregate stock prices have already declined sufficiently to reflect a recession similar to the early 1980’s. Moreover, stock indices will recover as

†	Portfolio composition is subject to change.

[1]	The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

Boston Trust Balanced Fund Boston Trust Equity Fund
Market and Performance Review (Unaudited) (cont.)	Manager Commentary by Domenic Colasacco
quickly as they have fallen over the past month if economic trends are not as severe as currently feared. A combination of recent equity sales and the natural consequence of a sharp price drop in October has brought the Balanced Fund’s equity allocation to just below 55% of total assets. Unless we revise our economic view to incorporate an even worse outcome than outlined above, we expect to retain stock exposure close to the current level in the months ahead.
Fixed Income and Equity Components: For the third quarter of 2008, the Balanced Fund outperformed the Standard & Poor’s 500 Stock Index3. However, it underperformed the Lehman Bothers Government/Credit Index2. Among bonds, the superior return reflected our decision to have over 80% of the investments in either U.S. Treasury or U.S. Government Agency obligations. The stocks in the Balanced and Equity Funds declined by about four percentage points less than the S&P 500 this year. Emphasis in stocks of generally higher quality companies aided comparative equity results, as did continued low exposure to the most vulnerable firms within the financial sector. Going forward, market turmoil usually leads to valuation extremes among individual issues. Our objective will be to improve the value/return tradeoff across the equity portfolios of both funds in order to participate fully in the inevitable recovery in prices, whenever it may occur.†
On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

[2]	The Lehman Brothers U.S. Government/Credit Index is unmanaged index that includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issue debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). Also included are publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

[3]	The Standard & Poor’s 500 Stock Index is an unmanaged index that is generally representative of the U.S. stock market as a whole.

Investment Performance (Unaudited)	Boston Trust Balanced Fund September 30, 2008
Fund Net Asset Value: $28.87
Gross Expense Ratio1: 1.09%

			Annualized
	Quarter	Six Months	1 Year	5 Years	10 Years
	Ended	Ended	Ended	Ended	Ended
	9/30/08	9/30/08	9/30/08	9/30/08	9/30/08
Boston Trust Balanced Fund	-2.86%	-4.75%	-8.34%	6.04%	4.98%
Lipper Mixed-Asset Target Allocation Growth Funds Average	-9.50%	-10.49%	-17.90%	4.49%	3.79%
Standard & Poor’s 500 Stock Index	-8.37%	-10.87%	-21.98%	5.17%	3.06%
Lehman Brothers Government/Credit Index	-1.64%	-3.13%	2.41%	3.34%	5.00%
Citigroup 90-Day U.S. Treasury Bills	0.43%	0.83%	2.55%	3.09%	3.39%
Composite Index**	-4.80%	-6.51%	-10.28%	4.38%	4.18%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.
The Boston Trust Balanced Fund is compared to the Standard & Poor’s 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents.
The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

**	The Combined S&P 500 Index, Lehman Brothers U.S. Government/Credit Index and the Citigroup 90 Day U.S. Treasury Bill Index (the “Composite Index”) is comprised of a blend of the fifty percent of the S&P 500 Index, forty percent of the Lehman Brothers U.S. Government/Credit Index and ten percent of the Citigroup 90 Day U.S. Treasury Bill Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Boston Trust Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the table above.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	The above Gross Expense ratio is from the Funds prospectus dated August 1, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights. The performance would have been lower without the fee waivers. This excludes the indirect costs of investing in Acquired Funds, total Fund Operating Expenses, based on the funds prospectus dated August 1, 2008, would be 1.08% and Net Expenses would be 1.00%.
Boston Trust Equity Fund
September 30, 2008
Fund Net Asset Value: $12.20
Gross Expense Ratio2: 1.10%

			Annualized
	Quarter Ended	Six Months Ended	1 Year Ended	Since Inception
	9/30/08	9/30/08	9/30/08	10/1/03
Boston Trust Equity Fund	-5.06%	-7.37%	-15.32%	6.00%
Standard & Poor’s 500 Stock Index	-8.37%	-10.87%	-21.98%	4.71%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.
The Boston Trust Equity Fund is compared to the Standard & Poor’s 500 Stock Index, which is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	The above Gross Expense ratio is from the Funds prospectus dated August 1, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights. The performance would have been lower without the fee waivers. The total Fund Operating Expenses, based on the funds prospectus dated August 1, 2008, would be 1.10% and Net Expenses would be 1.00%.

Boston Trust Small Cap Fund
Market and Performance Review (Unaudited)	Manager Commentary by Kenneth Scott
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Financial Markets and Fund Performance
The Boston Trust Small Cap Fund posted a -1.47% total return for the six month period ended September 30, 2008, underperforming the Russell 2000® Index1, which returned -0.54%. However, for the one-year, three-year, five-year, and ten-year periods ended September 30, 2008, the Fund outperformed the Russell 2000® benchmark, and the small cap fund average, while also experiencing less volatility.
Economic Summary & Outlook
Valuation of small cap stocks as measured by the price-to-earnings ratio2 (PE) of the Russell 2000® Index was 25x as of September 30, moving closer to, yet still above, the long-term average. In addition, profit margins for small cap stocks remain near historical peaks. These facts, in combination with an economic environment of declining Gross Domestic Product3 growth, may favor U.S. large cap stocks over U.S. small cap stocks. Nevertheless, we believe that our focus on innovative, higher quality stocks leveraged to faster growing areas of the economy may continue to provide value to client portfolios, both relative to the small cap market and through diversification.4
We believe that two factors explain in part the slight relative underperformance during the past six months. First, we were modestly underweighted in financials. In spite of the headlines, the shares of many finance companies fared well during the past six months. We continue to aim for sector comparability, and note below some financials that we have identified and believe to be of higher quality. Nevertheless, relative to banks in particular, we believe that caution and discipline are still merited.†
Second, the Fund holdings include a number of firms focused on producing energy efficient devices or services. The drop in oil prices during the past six months appears to have negatively affected market sentiment toward such firms (as well as firms producing energy resources). We remain confident in our judgment that firms seeking to capitalize on long term energy resource constraints will do well.†
Outside of financials, we believe our discipline of identifying higher quality stocks at reasonable valuations contributed positively to Fund performance. Going forward, as in periods past, we expect that the market’s renewed appreciation for risk will support demand for the shares of higher quality, more steadily growing companies, especially when they are more reasonably valued than their peers.†
Investment Strategy
During the past six months we sold the full position of fourteen Fund holdings. Bright Horizons (BFAM), Grey Wolf (GW), LifeCell (LIFC) and Sciele Pharma (SCRX) were acquired. Church & Dwight, Cabot Oil & Gas, and New York Bancorp grew beyond the Fund’s market capitalization guideline ($3 billion). Community and regional banks Abigail Adams, Carver, Citizens Republic (CRBC), Hanmi Financial (HAFC) and UCBH (UCBH), rural lender and guarantor Farmer Mac (AGM), and trenchless construction firm Insituform (INSU) were sold anticipating deterioration in their fundamentals.
We established new Fund positions in eleven stocks. The Fund purchased a modest position in Ambassador Group (ticker: EPAX) (0.24%), which offers educational student travel under the People to PeopleTM moniker coined by President Eisenhower. The programs, featuring, for example, a visit with a member of British Parliament, qualify for credit at some universities. Credo Petroleum (CRED) (0.24%) produces natural gas using the CalliopeTM system, which enables a cost-effective return to mature wells. Digital Realty (DLR) (0.73%) is a real estate investment trust focusing on more energy efficient computer data centers.

[1]	The Russell 2000® Index is generally representative of the smallest 2000 companies in the Russell 3000® Index.

[2]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

[3]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

[4]	Diversification does not guarantee a profit nor protect against a loss.

†	Portfolio composition is subject to change.

Boston Trust Small Cap Fund
Market and Performance Review (Unaudited) (cont.)	Manager Commentary by Kenneth Scott
Natco Group (NTG) (0.57%) offers energy equipment focused on separation of oil, natural gas and water from producing wells, and on removal of polluting contaminants from produced natural gas. Umpqua (UMPQ) (0.68%) offers an accessible bank branch format in Portland, Oregon, where the housing market has avoided severe declines. More recent purchases include: catheter safety device firm ICU Medical (ICUI) (0.50%), community banks Independent Bank (INDB) (0.85%) and Southside Bancshares (SBSI) (0.52%), geothermal energy producer Ormat (ORA) (0.37%), Whole Foods Market (WFMI) (0.57%), and Wilmington Trust (WL) (2.09%). The net result of this activity was annualized Fund portfolio turnover close to 20%, the long-term level. Our efforts continue to identify higher quality, innovative companies in which to invest.†
We appreciate your continued confidence in our services.
The equities of the companies in bold-face in the above commentary were holdings of the Boston Trust Small Cap Fund as of September 30, 2008.

Kenneth Scott
Portfolio Manager
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

Boston Trust Small Cap Fund
Investment Performance (Unaudited)	September 30, 2008
Fund Net Asset Value: $10.76
Gross Expense Ratio1: 1.15%

			Annualized
	Quarter	Six Months	1 Year	3 Years	5 Years	10 Years
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/08	9/30/08	9/30/08	9/30/08	9/30/08	9/30/08
Boston Trust Small Cap Fund*	-2.71%	-1.47%	-10.06%	3.98%	10.74%	11.45%
Russell 2000® Index	-1.11%	-0.54%	-14.48%	1.83%	8.15%	7.81%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation, for its initial year of investment operations. The quoted performance for the Boston Trust Small Cap Fund (“Mutual Fund”) prior to December 16, 2005 (when the Fund was first registered) includes performance of a common and collective trust fund (“Commingled”) account advised by Boston Trust Investment Management, Inc. for periods dating back to September 30, 1996 and prior to commencement of operations of the Mutual Fund. The Commingled performance was restated to reflect the expenses associated with the Mutual Fund. The Commingled account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled accounts’ performance may have been adversely affected.

The Boston Trust Small Cap Fund is compared to the Russell 2000® Index, an unmanaged index generally representative of the smallest 2000 companies in the Russell 3000® Index. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	The above Gross Expense ratio is from the Funds prospectus dated August 1, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights. The performance would have been lower without the fee waivers. This excludes the indirect costs of investing in Acquired Funds, total Fund Operating Expenses, based on the funds prospectus dated August 1, 2008, would be 1.14% and Net Expenses would be 1.14%.

Boston Trust Midcap Fund
Economic and Market Summary (Unaudited)	Manager Commentary by Stephen J. Amyouny
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Financial Markets and Fund Performance
Over the last six months, the Boston Trust Midcap Fund posted a -7.15% total return versus the benchmark Russell Midcap® Index1 return of -10.58%. The Fund’s exposure to high-quality consumer products and healthcare companies helped to offset the significant price declines of its holdings in energy-related and global infrastructure companies at the end of the third quarter. In addition, the Fund’s limited exposure to credit-sensitive financial companies and our avoidance of momentum-oriented commodity plays with weak financial positions or unsustainable earnings growth helped us avoid the worst carnage in these sectors. We also limited our exposure to domestic, consumer-oriented companies that sell discretionary goods or services. Yet, despite these marginally successful strategies, the Fund was unable to avoid the widespread selling pressure that dragged down the equity markets in general.†
Economic Summary and Outlook
The financial system as we have come to know it will forever be changed by the events of the last year. During this tumultuous period, we have witnessed the financial collapse or government-aided rescue of numerous major financial institutions, including Bear Stearns, Lehman Brothers, Merrill Lynch, AIG, Washington Mutual, Wachovia Bank, Fannie Mae, and Freddie Mac. In essence, “Wall Street” no longer exists. As the U.S. Treasury, Federal Reserve, and government leaders have scrambled to enact legislation meant to reform our financial system and address the liquidity crisis, our economy continues to weaken and the possibility of a deep, prolonged recession has increased.
Due to these shocking events and the uncertainty surrounding the future of the global economy, financial and commodities markets across the globe have experienced sharp sell-offs this year with price declines ranging from 15% to 60%. The Russell Midcap® Index has been no exception to this trend as midcap stocks once again came under heavy selling pressure in September with most sectors posting negative results. Leading the way down were the stocks of energy, industrial materials, and commodity producers, which suffered as a result of a significant decline in commodity prices since July and fears of slowing growth in emerging markets. Ironically, these industries had been the market leaders as commodity prices escalated dramatically during the second quarter. The few bright spots in the market could be found in defensive, less economically-sensitive companies in the consumer products and healthcare sectors.†
Investment Strategy
Amidst this dramatic market fall, we remain confident that our approach could produce good long-term results. After all, the panic that has cut the value of stocks almost indiscriminately has left many strong companies at historically low valuations. These are the companies we have always tried to identify. Many are today available at exceptional prices that we believe offer ample returns even if economic growth over the next few years proves tepid. Among the areas we now favor are consumer product companies and healthcare companies. These are traditional choices in difficult times, and we believe many will fare better than their current stock prices imply. In particular, we continue to believe that the long-term demographic trends across the globe (i.e. aging populations in most developed nations) and increasing wealth in emerging regions will support strong healthcare expenditures for many years to come. We have focused our healthcare investments on companies that sell medical devices and equipment, hospital supplies, and diagnostic tests/equipment. But we also find many values available in strong industrial and technology companies with superior business models and strong balance sheets. Companies with global reach, a track record of innovation, and secure financial positions are likely to prosper as weaker competitors falter. A global recession will slow their progress but not impair their underlying advantages.† Finally, our approach to the financial and energy sectors is likely to prove crucial. With respect to financials, our low exposure to banks and brokers over the past year accounts for a share of the

†	Portfolio composition is subject to change.

[1]	The Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell MidCap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell MidCap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Boston Trust Midcap Fund
Economic and Market Summary (Unaudited)(cont.)	Manager Commentary by Stephen J. Amyouny
better than market results of the Fund. While we do not claim to have foreseen the credit crisis, we did consider these industries to be too leveraged, too much the beneficiary of unsustainable yield curve strategies, and often under reserved for an inevitable economic slowdown. We plan to remain cautious toward these groups until we are confident that their capital positions are better secured and that they are well placed to prosper in what is sure to be a transformed and more highly regulated financial system. Energy sector investing faces a different challenge. Regardless of the fate of the U.S. economy, the long term outlook remains unchanged: the global demand for energy will rise as ever greater numbers of people worldwide move to urban environments or join the ranks of the middle class. Many energy companies will thus prosper, even if the recent sharp decline from speculative levels in the price of oil and gas leads to lower stock prices in the near term. We plan to retain a reasonable exposure to energy company stocks in client portfolios, focusing as usual on those with the greatest financial strength.†

Stephen J. Amyouny
Portfolio Manager
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

Boston Trust Midcap Fund
Investment Performance (Unaudited)	September 30, 2008
Fund Net Asset Value: $8.57
Gross Expense Ratio1: 1.58%

			Annualized
	Quarter Ended	Six Months Ended	1 Year Ended	Since Inception
	9/30/08	9/30/08	9/30/08	9/24/07
Boston Trust Midcap Fund	-8.15%	-7.15%	-15.30%	-13.49%
Russell Midcap® Index	-12.91%	-10.58%	-22.36%	-21.26%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.
The Boston Trust Midcap Fund is compared to the Russell Midcap® Index, an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell MidCap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell MidCap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	The above Gross Expense ratio is from the Funds prospectus dated August 1, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights. The performance would have been lower without the fee waivers. The total Fund Operating Expenses, based on the funds prospectus dated August 1, 2008, would be 1.58% and Net Expenses would be 1.00%.

Boston Trust Balanced Fund
Schedule of Portfolio Investments	September 30, 2008 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks (58.6%)
Consumer Discretionary (6.2%)
Comcast Corp., Class A	60,000	1,177,800
Johnson Controls, Inc.	40,000	1,213,200
NIKE, Inc., Class B	35,000	2,341,500
Nordstrom, Inc.	10,000	288,200
Omnicom Group, Inc.	50,000	1,928,000
Staples, Inc.	35,000	787,500
Target Corp.	50,000	2,452,500
The Walt Disney Co.	18,000	552,420

		10,741,120

Consumer Products (9.4%)
Alberto-Culver Co.	50,000	1,362,000
Clorox Co.	20,000	1,253,800
Costco Wholesale Corp.	40,000	2,597,200
Diageo PLC, ADR	30,000	2,065,800
PepsiCo, Inc.	50,000	3,563,500
Procter & Gamble Co.	60,000	4,181,400
Sysco Corp.	45,000	1,387,350

		16,411,050

Energy (9.1%)
Apache Corp.	20,000	2,085,600
Chevron Corp.	40,000	3,299,200
Exxon Mobil Corp.	90,000	6,989,400
Schlumberger Ltd.	12,500	976,125
Weatherford International Ltd.(a)	6,000	150,840
XTO Energy, Inc.	50,000	2,326,000

		15,827,165

Financial Services (6.2%)
American Express Co.	50,000	1,771,500
Bank of America Corp.	10,000	350,000
Cincinnati Financial Corp.	33,000	938,520
Northern Trust Corp.	12,500	902,500
State Street Corp.	30,000	1,706,400
T. Rowe Price Group, Inc.	60,000	3,222,600
The Goldman Sachs Group, Inc.	5,000	640,000
Wilmington Trust Corp.	46,000	1,326,180

		10,857,700

Health Care (8.8%)
Becton, Dickinson & Co.	35,000	2,809,100
C.R. Bard, Inc.	40,000	3,794,800
DENTSPLY International, Inc.	50,000	1,877,000
Johnson & Johnson, Inc.	30,000	2,078,400
Medtronic, Inc.	30,000	1,503,000
Saint Jude Medical, Inc.(a)	20,000	869,800
Stryker Corp.	30,000	1,869,000
Waters Corp.(a)	10,000	581,800

		15,382,900

Industrial Materials (3.3%)
Air Products & Chemicals, Inc.	10,000	684,900
AptarGroup, Inc.	35,000	1,368,850
Ecolab, Inc.	20,000	970,400
Sigma-Aldrich Corp.	50,000	2,621,000

		5,645,150

Industrial Products & Services (8.7%)
C.H. Robinson Worldwide, Inc.	25,000	1,274,000
Donaldson Co., Inc.	75,000	3,143,250
Emerson Electric Co.	60,000	2,447,400
General Electric Co.	75,000	1,912,500
Illinois Tool Works, Inc.	50,000	2,222,500
Precision Castparts Corp.	30,000	2,363,400
W.W. Grainger, Inc.	20,000	1,739,400

		15,102,450

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Common Stocks, continued
Information Technology (6.9%)
Cisco Systems, Inc.(a)	100,000	2,256,000
EMC Corp.(a)	125,000	1,495,000
Hewlett-Packard Co.	30,000	1,387,200
International Business Machines Corp.	10,000	1,169,600
Microsoft Corp.	125,000	3,336,250
Oracle Corp.(a)	120,000	2,437,200

		12,081,250

TOTAL COMMON STOCKS (Cost $68,617,939)		102,048,785

Corporate Bonds (3.0%)
Basic Materials (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13	300,000	300,219

Communication Services (0.3%)
AT&T, Inc., 5.63%, 6/15/16	500,000	463,760

Consumer Products (0.3%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	480,479

Financial Services (1.5%)
American Express Co., 7.00%, 3/19/18	250,000	221,009
American Express Credit Co., Series C, 5.88%, 5/2/13	600,000	553,530
General Electric Capital Corp., 8.30%, 9/20/09	1,000,000	1,023,930
John Deere Capital Corp., Series D, 5.35%, 4/3/18	1,000,000	908,180

		2,706,649

Industrial Products & Services (0.3%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	286,864
General Electric Co., 5.25%, 12/6/17	250,000	219,141

		506,005

Information Technology (0.4%)
Oracle Corp., 5.75%, 4/15/18	750,000	697,622

TOTAL CORPORATE BONDS (Cost $5,539,181)		5,154,734

Municipal Bonds (2.3%)
California (0.5%)
California State, 5.00%, 11/1/20, GO, MBIA, Callable 11/1/17 @ 100	1,000,000	998,160

Connecticut (0.6%)
Connecticut State, Series E, 5.00%, 12/15/20, GO, Callable 12/15/16 @ 100	1,000,000	1,025,630

Florida (0.6%)
Florida State Board of Education, Series D, 5.00%, 6/1/21, GO, Callable 6/1/17 @ 101	1,000,000	1,002,210

Massachusetts (0.6%)
Massachusetts State, Series C, 5.50%, 12/1/22, GO, FSA	1,000,000	1,033,790

TOTAL MUNICIPAL BONDS (Cost $4,240,244)		4,059,790

U.S. Government Agency Obligations (30.8%)
Federal Farm Credit Bank
4.75%, 12/7/09	5,000,000	5,090,425
6.30%, 12/20/10	1,500,000	1,594,420
Federal Home Loan Bank
4.88%, 12/14/12	13,000,000	13,453,336
5.00%, 10/13/11	3,000,000	3,117,903
5.25%, 9/11/09	5,000,000	5,092,105
5.25%, 6/11/10	5,000,000	5,160,765
See Notes to Financial Statements

Boston Trust Balanced Fund
Schedule of Portfolio Investments (cont.)	September 30, 2008 (Unaudited)

	Shares or
	Principal
Security Description	Amount($)	Value ($)
U.S. Government Agency Obligations, continued
Federal Home Loan Bank, Continued
5.25%, 6/10/11	3,000,000	3,132,612
5.25%, 9/13/13	5,000,000	5,232,030
5.38%, 6/8/12	5,000,000	5,258,525
Government National Mortgage Association, 6.00%, 10/15/36	3,094,392	3,145,288
U.S. Treasury Inflation Protected Bonds, 3.50%, 1/15/11	2,500,000	3,274,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $52,631,142)		53,552,407

Investment Company (3.1%)
Victory Federal Money Market, Investor Shares, 1.60%(b)	5,390,827	5,390,527

TOTAL INVESTMENT COMPANY (Cost $5,390,527)		5,390,527

Total Investments (Cost $136,419,033) — 97.8%		170,206,243
Other assets in excess of liabilities — 2.2%		3,852,113

NET ASSETS — 100.0%		$174,058,356

(a)	Represents non-income producing security.

(b)	Variable or Floating Rate Security. Rate disclosed is as of September 30, 2008.

ADR	American Depositary Receipt

FSA	Insured by Federal Security Assurance

GO	General Obligation

MBIA	Insured by Municipal Bond Insurance Organization

PLC	Public Limited Company
See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments, at value (cost $136,419,033)	$170,206,243
Interest and dividends receivable	973,209
Receivable for investments sold	3,091,682
Prepaid expenses and other assets	3,562

Total Assets	174,274,696

Liabilities:
Payable for capital shares redeemed	43,260
Accrued expenses and other liabilities:
Investment adviser	108,800
Chief compliance officer	3,071
Administration	7,280
Custodian	3,882
Transfer agent	2,099
Other	47,948

Total Liabilities	216,340

Net Assets	$174,058,356

Composition of Net Assets:
Capital	$132,647,270
Accumulated net investment income	2,343,134
Accumulated net realized gains from investment transactions	5,280,742
Net unrealized appreciation from investments	33,787,210

Net Assets	$174,058,356

Shares outstanding (par value $0.001, unlimited number of shares authorized)	6,028,935

Net Asset Value, Offering Price and Redemption Price per share	$28.87

Statement of Operations
For the six months ended September 30, 2008 (Unaudited)

Investment Income:
Interest	$1,544,386
Dividends	946,537

Total Investment Income	2,490,923

Expenses:
Investment adviser	692,303
Accounting	2,145
Administration	184,615
Trustee	9,734
Custodian	15,374
Transfer agency	8,099
Chief compliance officer	6,681
Other	67,512

Total expenses before fee reductions	986,463
Fees voluntarily reduced by the administrator	(50,681)
Fees contractually reduced by the investment adviser	(10,542)

Net Expenses	925,240

Net Investment Income	1,565,683

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,053,471
Change in unrealized appreciation/depreciation from investments	(11,458,466)

Net realized/unrealized losses from investments	(10,404,995)

Change in Net Assets Resulting from Operations	$(8,839,312)

See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
Statements of Changes in Net Assets

	For the six
	months ended
	September 30,	For the year ended
	2008	March 31,
	(Unaudited)	2008
Investment Activities:
Operations:
Net investment income	$1,565,683	$2,671,776
Net realized gains/(losses) from investment transactions	1,053,471	7,314,461
Change in unrealized appreciation/depreciation from investments	(11,458,466)	332,647

Change in net assets resulting from operations	(8,839,312)	10,318,884

Dividends:
Net investment income	—	(2,580,508)
Net realized gains from investment transactions	—	(5,624,715)

Change in net assets from shareholder dividends	—	(8,205,223)

Capital Share Transactions:
Proceeds from shares issued	6,310,311	16,074,101
Dividends reinvested	—	7,856,581
Cost of shares redeemed	(6,726,193)	(13,037,872)

Change in net assets from capital share transactions	(415,882)	10,892,810

Change in net assets	(9,255,194)	13,006,471

Net Assets:
Beginning of period	183,313,550	170,307,079

End of period	$174,058,356	$183,313,550

Share Transactions:
Issued	206,502	510,696
Reinvested	—	246,829
Redeemed	(225,024)	(411,351)

Change in shares	(18,522)	346,174

Accumulated net investment income	$2,343,134	$777,451

See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year	For the year	For the year	For the year	For the year
	September 30,		ended	ended	ended	ended	ended
	2008		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$30.31		$29.87	$29.11	$28.77	$27.63	$23.71

Investment Activities:
Net investment income	0.26		0.46	0.46	0.53	0.50	0.43
Net realized and unrealized gains (losses) from investment transactions	(1.70)		1.42	2.13	0.88	1.15	3.97

Total from investment activities	(1.44)		1.88	2.59	1.41	1.65	4.40

Dividends:
Net investment income	—		(0.45)	(0.43)	(0.52)	(0.50)	(0.48)
Net realized gains from investments	—		(0.99)	(1.40)	(0.55)	(0.01)	—

Total dividends	—		(1.44)	(1.83)	(1.07)	(0.51)	(0.48)

Net Asset Value, End of Period	$28.87		$30.31	$29.87	$29.11	$28.77	$27.63

Total Return	(4.75)	%(a)	6.06%	8.98%	4.97%	5.96%	18.61%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$174,058		$183,314	$170,307	$164,475	$172,218	$160,202
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.70	%(b)	1.46%	1.50%	1.76%	1.75%	1.69%
Ratio of expenses (before fee reductions) to average net assets(c)	1.07	%(b)	1.08%	1.07%	1.08%	1.09%	1.10%
Portfolio turnover	5.43	%(a)	33.49%	37.24%	29.77%	10.38%	30.04%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Boston Trust Equity Fund

Schedule of Portfolio Investments	September 30, 2008 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks (89.8%)
Consumer Discretionary (10.4%)
Comcast Corp., Class A	35,000	687,050
Johnson Controls, Inc.	25,000	758,250
NIKE, Inc., Class B	20,000	1,338,000
Nordstrom, Inc.	25,000	720,500
Omnicom Group, Inc.	20,000	771,200
Staples, Inc.	20,000	450,000
Target Corp.	25,000	1,226,250
The Walt Disney Co.	12,500	383,625

		6,334,875

Consumer Products (12.7%)
Alberto-Culver Co.	30,000	817,200
Clorox Co.	10,000	626,900
Costco Wholesale Corp.	15,000	973,950
Diageo PLC, ADR	17,500	1,205,050
PepsiCo, Inc.	25,000	1,781,750
Procter & Gamble Co.	20,000	1,393,800
Sysco Corp.	30,000	924,900

		7,723,550

Energy (14.1%)
Apache Corp.	10,000	1,042,800
Chevron Corp.	25,000	2,062,000
ConocoPhillips	10,000	732,500
Exxon Mobil Corp.	33,000	2,562,780
Schlumberger Ltd.	12,000	937,080
Weatherford International Ltd.(a)	2,000	50,280
XTO Energy, Inc.	25,000	1,163,000

		8,550,440

Financial Services (10.8%)
American Express Co.	20,000	708,600
Bank of America Corp.	10,000	350,000
Chubb Corp.	12,500	686,250
Cincinnati Financial Corp.	18,000	511,920
Northern Trust Corp.	5,000	361,000
State Street Corp.	20,000	1,137,600
T. Rowe Price Group, Inc.	32,500	1,745,575
The Goldman Sachs Group, Inc.	2,500	320,000
Wilmington Trust Corp.	25,000	720,750

		6,541,695

Health Care (11.6%)
Becton, Dickinson & Co.	15,000	1,203,900
C.R. Bard, Inc.	15,000	1,423,050
DENTSPLY International, Inc.	30,000	1,126,200
Johnson & Johnson, Inc.	12,000	831,360
Medtronic, Inc.	15,000	751,500
Saint Jude Medical, Inc.(a)	10,000	434,900
Stryker Corp.	10,000	623,000
Waters Corp.(a)	5,000	290,900
Zimmer Holdings, Inc.(a)	5,000	322,800

		7,007,610

Industrial Materials (5.9%)
Air Products & Chemicals, Inc.	7,500	513,675
AptarGroup, Inc.	25,000	977,750
Ecolab, Inc.	10,000	485,200
Sigma-Aldrich Corp.	30,000	1,572,600

		3,549,225

Industrial Products & Services (14.5%)
C.H. Robinson Worldwide, Inc.	20,000	1,019,200
Donaldson Co., Inc.	30,000	1,257,300
Emerson Electric Co.	35,000	1,427,650
General Electric Co.	50,000	1,275,000
Illinois Tool Works, Inc.	30,000	1,333,500
Precision Castparts Corp.	15,000	1,181,700
W.W. Grainger, Inc.	15,000	1,304,550

		8,798,900

Information Technology (9.8%)
Accenture Ltd., Class A	15,000	570,000
Applied Materials, Inc.	12,500	189,125
Automatic Data Processing, Inc.	5,000	213,750
Cisco Systems, Inc.(a)	50,000	1,128,000
EMC Corp.(a)	70,000	837,200
Hewlett-Packard Co.	5,000	231,200
Microsoft Corp.	65,000	1,734,850
Oracle Corp.(a)	50,000	1,015,500

		5,919,625

TOTAL COMMON STOCKS (Cost $39,107,530)		54,425,920

Investment Companies (6.9%)
American Performance U.S. Treasury Fund, 0.02%(b)	1,266,021	1,266,021
Victory Federal Money Market, Investor Shares, 1.60%(b)	2,910,984	2,910,984

TOTAL INVESTMENT COMPANIES (Cost $4,177,005)		4,177,005

Total Investments (Cost $43,284,535) — 96.7%		58,602,925
Other assets in excess of liabilities — 3.3%		1,995,568

NET ASSETS — 100.0%		$60,598,493

(a)	Represents non-income producing security.

(b)	Variable or Floating Rate Security. Rates disclosed are as of September 30, 2008.

ADR	American Depositary Receipt

PLC	Public Limited Company
See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments, at value (cost $43,284,535)	$58,602,925
Interest and dividends receivable	115,207
Receivable for investments sold	1,961,159
Prepaid expenses and other assets	1,330

Total Assets	60,680,621

Liabilities:
Payable for capital shares redeemed	15,000
Accrued expenses and other liabilities:
Investment adviser	36,705
Chief compliance officer	1,482
Administration	2,547
Custodian	1,872
Transfer agent	2,099
Other	22,423

Total Liabilities	82,128

Net Assets	$60,598,493

Composition of Net Assets:
Capital	$45,531,927
Accumulated net investment income	342,925
Accumulated net realized losses from investment transactions	(594,749)
Net unrealized appreciation from investments	15,318,390

Net Assets	$60,598,493

Shares outstanding (par value $0.001, unlimited number of shares authorized)	4,965,374

Net Asset Value, Offering Price and Redemption Price per share	$12.20

Statement of Operations
For the six months ended September 30, 2008 (Unaudited)

Investment Income:
Dividends	$549,205

Total Investment Income	549,205

Expenses:
Investment adviser	243,477
Accounting	1,559
Administration	64,928
Trustee	3,377
Custodian	6,278
Transfer agency	8,099
Chief compliance officer	2,333
Other	24,122

Total expenses before fee reductions	354,173
Fees voluntarily reduced by the administrator	(17,737)
Fees contractually reduced by the investment adviser	(11,102)

Net Expenses	325,334

Net Investment Income	223,871

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(571,619)
Change in unrealized appreciation/depreciation from investments	(4,454,397)

Net realized/unrealized losses from investments	(5,026,016)

Change in Net Assets Resulting from Operations	$(4,802,145)

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
Statements of Changes in Net Assets

	For the six
	months ended
	September 30,	For the year ended
	2008	March 31,
	(Unaudited)	2008
Investment Activities:
Operations:
Net investment income	$223,871	$365,451
Net realized gains/(losses) from investment transactions	(571,619)	727,583
Change in unrealized appreciation/depreciation from investments	(4,454,397)	474,087

Change in net assets resulting from operations	(4,802,145)	1,567,121

Dividends:
Net investment income	—	(369,648)
Net realized gains from investment transactions	—	(1,405,851)

Change in net assets from shareholder dividends	—	(1,775,499)

Capital Share Transactions:
Proceeds from shares issued	2,743,020	6,359,787
Dividends reinvested	—	1,650,276
Cost of shares redeemed	(2,392,051)	(2,636,040)

Change in net assets from capital share transactions	350,969	5,374,023

Change in net assets	(4,451,176)	5,165,645

Net Assets:
Beginning of period	65,049,669	59,884,024

End of period	$60,598,493	$65,049,669

Share Transactions:
Issued	206,547	464,496
Reinvested	—	113,812
Redeemed	(179,315)	(187,820)

Change in shares	27,232	390,488

Accumulated net investment income	$342,925	$119,054

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year	For the year	For the year	For the period	For the period
	September 30,		ended	ended	ended	ended	ended
	2008		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2008	2007	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$13.17		$13.17	$12.39	$11.86	$11.19	$10.00

Investment Activities:
Net investment income	0.05		0.08	0.09	0.09	0.10	0.03
Net realized and unrealized gains (losses) from investment transactions	(1.02)		0.30	1.04	0.65	0.84	1.18

Total from investment activities	(0.97)		0.38	1.13	0.74	0.94	1.21

Dividends:
Net investment income	—		(0.08)	(0.08)	(0.09)	(0.09)	(0.02)
Net realized gains from investments	—		(0.30)	(0.27)	(0.12)	(0.18)	—

Total dividends	—		(0.38)	(0.35)	(0.21)	(0.27)	(0.02)

Net Asset Value, End of Period	$12.20		$13.17	$13.17	$12.39	$11.86	$11.19

Total Return	(7.37)	%(b)	2.59%	9.20%	6.23%	8.34%	12.06	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$60,598		$65,050	$59,884	$48,574	$41,175	$35,386
Ratio of net expenses to average net assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets	0.69	%(c)	0.55%	0.71%	0.73%	0.84%	0.59	%(c)
Ratio of expenses (before fee reductions) to average net assets(d)	1.09	%(c)	1.10%	1.11%	1.11%	1.14%	1.18	%(c)
Portfolio turnover	8.84	%(b)	23.53%	21.48%	20.44%	12.05%	2.97	%(b)

(a)	Commenced operations on October 1, 2003.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods for less than one year.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund September 30, 2008 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks (93.9%)
Consumer Discretionary (12.9%)
Ambassadors Group, Inc.	5,000	79,550
Arbitron, Inc.	15,275	682,640
Charming Shoppes, Inc.(a)	57,000	278,730
Gaiam, Inc., Class A(a)	10,050	106,530
Gentex Corp.	41,100	587,730
Hibbett Sports, Inc.(a)	7,250	145,145
John Wiley & Sons, Inc., Class A	14,200	574,390
LKQ Corp.(a)	24,550	416,613
Scholastic Corp.	4,125	105,930
Strayer Education, Inc.	5,100	1,021,326
Timberland Co., Class A(a)	11,300	196,281

		4,194,865

Consumer Products (5.2%)
Diamond Foods, Inc.	10,500	294,315
Green Mountain Coffee Roasters, Inc.(a)	7,400	291,116
Hain Celestial Group, Inc.(a)	10,150	279,429
Lifeway Foods, Inc.(a)	16,000	187,200
SunOpta, Inc.(a)	23,000	141,680
United Natural Foods, Inc.(a)	13,225	330,493
Whole Foods Market, Inc.	9,300	186,279

		1,710,512

Energy (4.7%)
CARBO Ceramics, Inc.	8,212	423,821
CREDO Petroleum Corp.(a)	10,750	79,228
Dawson Geophysical Co.(a)	5,050	235,784
Encore Acquisition Co.(a)	14,262	595,866
NATCO Group, Inc., Class A(a)	4,625	185,833
VeraSun Energy Corp.(a)	4,075	12,755

		1,533,287

Financial Services (14.7%)
Assured Guaranty Ltd.	12,000	195,120
Bank of Hawaii Corp.	13,275	709,549
Corporate Office Properties	12,100	488,235
Digital Realty Trust, Inc.	5,000	236,250
Dime Community Bancshares	41,000	624,020
eHealth, Inc.(a)	20,950	335,200
Independent Bank Corp.	8,825	275,075
Parkway Properties, Inc.	18,300	692,838
Southside Bancshares, Inc.	6,775	170,730
Umpqua Holdings Corp.	15,000	220,650
Wainwright Bank & Trust Co.	17,495	148,708
Wilmington Trust Corp.	23,550	678,946

		4,775,321

Health Care (13.9%)
ArthroCare Corp.(a)	8,150	225,918
Dionex Corp.(a)	9,700	616,435
Healthways, Inc.(a)	4,400	70,972
ICU Medical, Inc.(a)	5,400	164,214
IDEXX Laboratories, Inc.(a)	14,000	767,200
Landauer, Inc.	12,825	933,019
Meridian Bioscience, Inc.	25,400	737,616
Neogen Corp.(a)	7,300	205,714
Orthofix International N.V.(a)	11,000	204,930
West Pharmaceutical Services, Inc.	12,200	595,604

		4,521,622

Industrial Materials (3.1%)
Commercial Metals Co.	15,100	255,039
Minerals Technologies, Inc.	9,625	571,340
Rock-Tenn Co.	4,800	191,904

		1,018,283

Industrial Products & Services (18.3%)
Apogee Enterprises, Inc.	12,250	184,118
Baldor Electric Co.	22,400	645,344
CLARCOR, Inc.	16,225	615,739
ESCO Technologies, Inc.(a)	3,550	171,004
Fuel-Tech, Inc.(a)	3,550	64,220
Genesee & Wyoming, Inc., Class A(a)	22,562	846,526
Herman Miller, Inc.	4,100	100,327
Interface, Inc., Class A	3,650	41,501
Kadant, Inc.(a)	6,225	141,743
Layne Christensen Co.(a)	4,075	144,377
Lindsay Manufacturing Co.	8,725	634,744
Met-Pro Corp.	12,699	185,278
Middleby Corp.(a)	3,750	203,662
School Specialty, Inc.(a)	2,350	73,297
Simpson Manufacturing Co., Inc.	18,325	496,424
Team, Inc.(a)	10,200	368,424
Wabtec Corp.	14,975	767,169
Watts Water Technologies, Inc., Class A	10,075	275,551

		5,959,448

Information Technology (16.0%)
Blackbaud, Inc.	16,300	300,735
Coherent, Inc.(a)	7,175	255,071
Itron, Inc.(a)	8,825	781,277
J2 Global Communications, Inc.(a)	23,300	544,055
National Instruments Corp.	6,400	192,320
Net 1 UEPS Technologies, Inc.(a)	21,900	489,027
Plantronics, Inc.	26,100	587,772
Polycom, Inc.(a)	21,900	506,547
Power Integrations, Inc.(a)	21,000	506,100
Quality Systems, Inc.	10,775	455,351
Rackable Systems, Inc.(a)	12,175	119,437
RADVision Ltd.(a)	26,250	157,763
Renaissance Learning, Inc.	20,700	268,893
SiRF Technology Holdings, Inc.(a)	20,375	30,359

		5,194,707

Utilities (5.1%)
American States Water Co.	3,100	119,350
New Jersey Resources Corp.	20,200	724,978
Ormat Technologies, Inc.	3,300	119,889
South Jersey Industries, Inc.	19,300	689,010

		1,653,227

TOTAL COMMON STOCKS (Cost $28,930,041)		30,561,272

Investment Companies (6.5%)
American Performance U.S. Treasury Fund, 0.02%(b)	494,887	494,887
Victory Federal Money Market, Investor Shares, 1.60%(b)	1,605,028	1,605,028

TOTAL INVESTMENT COMPANIES (Cost $2,099,915)		2,099,915

Total Investments (Cost $31,029,956) — 100.4%		32,661,187
Liabilities in excess of other assets — (0.4)%		(127,252)

NET ASSETS — 100.0%		$32,533,935

(a)	Represents non-income producing security.

(b)	Variable or Floating Rate Security. Rates disclosed are as of September 30, 2008.
See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments, at value (cost $31,029,956)	$32,661,187
Interest and dividends receivable	35,948
Receivable for capital shares issued	12,500
Prepaid expenses and other assets	1,653

Total Assets	32,711,288

Liabilities:
Payable for investments purchased	147,962
Payable for capital shares redeemed	3,500
Accrued expenses and other liabilities:
Investment adviser	11,068
Chief compliance officer	469
Administration	1,356
Custodian	2,047
Transfer agent	2,099
Other	8,852

Total Liabilities	177,353

Net Assets	$32,533,935

Composition of Net Assets:
Capital	$31,208,088
Accumulated net investment income	31,959
Accumulated net realized losses from investment transactions	(337,343)
Net unrealized appreciation from investments	1,631,231

Net Assets	$32,533,935

Shares outstanding (par value $0.001, unlimited number of shares authorized)	3,024,679

Net Asset Value, Offering Price and Redemption Price per share	$10.76

Statement of Operations
For the six months ended September 30, 2008 (Unaudited)

Investment Income:
Dividends	$198,608

Total Investment Income	198,608

Expenses:
Investment adviser	124,696
Accounting	1,855
Administration	33,252
Trustee	1,600
Custodian	4,740
Transfer agency	8,099
Chief compliance officer	1,099
Other	12,628

Total expenses before fee reductions	187,969
Fees voluntarily reduced by the administrator	(9,092)

Net Expenses	178,877

Net Investment Income	19,731

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(589,514)
Change in unrealized appreciation/depreciation from investments	(67,960)

Net realized/unrealized losses from investments	(657,474)

Change in Net Assets Resulting from Operations	$(637,743)

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
Statements of Changes in Net Assets

	For the six
	months ended
	September 30,	For the year ended
	2008	March 31,
	(Unaudited)	2008
Investment Activities:
Operations:
Net investment income	$19,731	$75,855
Net realized gains/(losses) from investment transactions	(589,514)	1,378,034
Change in unrealized appreciation/depreciation from investments	(67,960)	(2,208,473)

Change in net assets resulting from operations	(637,743)	(754,584)

Dividends:
Net investment income	—	(42,957)
Net realized gains from investment transactions	—	(1,321,469)

Change in net assets from shareholder dividends	—	(1,364,426)

Capital Share Transactions:
Proceeds from shares issued	3,792,218	11,967,031
Dividends reinvested	—	1,093,930
Cost of shares redeemed	(1,043,930)	(1,197,907)

Change in net assets from capital share transactions	2,748,288	11,863,054

Change in net assets	2,110,545	9,744,044

Net Assets:
Beginning of period	30,423,390	20,679,346

End of period	$32,533,935	$30,423,390

Share Transactions:
Issued	329,789	1,003,636
Reinvested	—	94,223
Redeemed	(90,755)	(102,989)

Change in shares	239,034	994,870

Accumulated net investment income	$31,959	$12,228

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year	For the year	For the year
	September 30,		ended	ended	ended
	2008		March 31,	March 31,	March 31,
	(Unaudited)		2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$10.92		$11.55	$10.94	$10.00

Investment Activities:
Net investment income/(loss)	0.01		0.03	(0.01)	—
Net realized and unrealized gains (losses) from investment transactions	(0.17)		(0.14)	0.85	0.94

Total from investment activities	(0.16)		(0.11)	0.84	0.94

Dividends:
Net investment income	—		(0.02)	—	—
Net realized gains from investments	—		(0.50)	(0.23)	—

Total dividends	—		(0.52)	(0.23)	—

Net Asset Value, End of Period	$10.76		$10.92	$11.55	$10.94

Total Return	(1.47	)%(b)	(1.21)%	7.75%	9.40	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$32,534		$30,423	$20,679	$10,938
Ratio of net expenses to average net assets	1.08	%(c)	1.08%	1.25%	1.23	%(c)
Ratio of net investment income (loss) to average net assets	0.12	%(c)	0.25%	(0.13)%	(0.02	)%(c)
Ratio of expenses (before fee reductions) to average net assets(d)	1.13	%(c)	1.14%	1.43%	1.52	%(c)
Portfolio turnover	13.13	%(b)	19.53%	10.18%	3.62	%(b)

(a)	Commenced operations on December 16, 2005.

(b)	Not annualized for periods less than a year.

(c)	Annualized for periods less than a year.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.25%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Boston Trust Midcap Fund
Schedule of Portfolio Investments	September 30, 2008 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks (98.4%)
Consumer Discretionary (7.7%)
Abercrombie & Fitch Co., Class A	2,500	98,625
Autoliv, Inc.	4,650	156,937
Coach, Inc.(a)	3,500	87,640
John Wiley & Sons, Inc., Class A	2,500	101,125
Nordstrom, Inc.	5,000	144,100
Omnicom Group, Inc.	6,500	250,640
Ross Stores, Inc.	4,000	147,240

		986,307

Consumer Products (11.4%)
Alberto-Culver Co.	12,000	326,880
Brown-Forman Corp., Class B	3,400	244,154
Church & Dwight Co., Inc.	3,250	201,792
Clorox Co.	2,400	150,456
Energizer Holdings, Inc.(a)	2,800	225,540
Hormel Foods Corp.	3,000	108,840
McCormick & Co., Inc.	5,500	211,475

		1,469,137

Energy (6.4%)
BJ Services Co.	7,000	133,910
Cabot Oil & Gas Corp.	6,000	216,840
Murphy Oil Corp.	3,600	230,904
Quicksilver Resources, Inc.(a)	4,850	95,206
Smith International, Inc.	2,500	146,600

		823,460

Financial Services (11.5%)
Cincinnati Financial Corp.	5,130	145,897
Commerce Bancshares, Inc.	5,104	236,826
Investment Technology Group, Inc.(a)	4,500	136,935
Northern Trust Corp.	3,000	216,600
SEI Investments Co.	9,000	199,800
T. Rowe Price Group, Inc.	7,200	386,712
Wilmington Trust Corp.	5,500	158,565

		1,481,335

Health Care (17.9%)
C.R. Bard, Inc.	3,500	332,045
DENTSPLY International, Inc.	8,500	319,090
Hologic, Inc.(a)	8,500	164,305
IMS Health, Inc.	5,500	104,005
Laboratory Corp. of America Holdings(a)	3,400	236,300
PerkinElmer, Inc.	6,500	162,305
Saint Jude Medical, Inc.(a)	4,500	195,705
Smith & Nephew PLC, Spon ADR	2,500	132,725
Techne Corp.(a)	2,250	162,270
Varian Medical Systems, Inc.(a)	4,500	257,085
Waters Corp.(a)	4,000	232,720

		2,298,555

Industrial Materials (8.5%)
Airgas, Inc.	2,750	136,537
AptarGroup, Inc.	10,000	391,100
Ecolab, Inc.	4,000	194,080
Sigma-Aldrich Corp.	7,000	366,940

		1,088,657

Industrial Products & Services (17.6%)
AMETEK, Inc.	3,250	132,503
C.H. Robinson Worldwide, Inc.	4,500	229,320
CLARCOR, Inc.	3,600	136,620
Donaldson Co., Inc.	8,000	335,280
Expeditors International of Washington, Inc.	4,500	156,780
L-3 Communications Holdings, Inc.	1,500	147,480
Lincoln Electric Holdings, Inc.	2,000	128,620
Mettler-Toledo International, Inc.(a)	1,800	176,400
Precision Castparts Corp.	3,200	252,096
Rockwell Collins, Inc.	3,750	180,337
Stericycle, Inc.(a)	1,900	111,929
Terex Corp.(a)	2,075	63,329
W.W. Grainger, Inc.	2,500	217,425

		2,268,119

Information Technology (11.5%)
Amdocs Ltd.(a)	6,250	171,125
Citrix Systems, Inc.(a)	6,500	164,190
Cognizant Technology Solutions Corp., Class A(a)	4,000	91,320
FactSet Research Systems, Inc.	3,500	182,875
Fiserv, Inc.(a)	4,500	212,940
Intuit, Inc.(a)	4,500	142,245
Juniper Networks, Inc.(a)	5,000	105,350
NetApp, Inc.(a)	7,000	127,610
Paychex, Inc.	4,000	132,120
Total System Services, Inc.	4,000	65,600
Western Digital Corp.(a)	4,250	90,610

		1,485,985

Telecommunications (2.9%)
Cablevision Systems Corp., Class A	5,400	135,864
CenturyTel, Inc.	3,500	128,275
NII Holdings, Inc.(a)	3,000	113,760

		377,899

Utilities (3.0%)
Energen Corp.	3,200	144,896
New Jersey Resources Corp.	3,750	134,588
Questar Corp.	2,650	108,438

		387,922

TOTAL COMMON STOCKS (Cost $10,357,547)		12,667,376

Investment Company (4.1%)
Victory Federal Money Market, Investor Shares, 1.60%(b)	532,157	532,157

TOTAL INVESTMENT COMPANY (Cost $532,157)		532,157

Total Investments (Cost $10,889,704) — 102.5%		13,199,533
Liabilities in excess of other assets — (2.5)%		(324,836)

NET ASSETS — 100.0%		$12,874,697

(a)	Represents non-income producing security.

(b)	Variable or Floating Rate Security. Rate disclosed is as of September 30, 2008.

ADR	American Depositary Receipt

PLC	Public Limited Company
See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund
Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments, at value (cost $10,889,704)	$13,199,533
Interest and dividend receivable	10,617
Receivable from adviser	5,181
Prepaid expenses and other assets	9,133

Total Assets	13,224,464

Liabilities:
Payable for investments purchased	141,915
Payable for capital shares redeemed	200,000
Accrued expenses and other liabilities:
Chief compliance officer	215
Administration	553
Custodian	1,186
Transfer agent	2,099
Other	3,799

Total Liabilities	349,767

Net Assets	$12,874,697

Composition of Net Assets:
Capital	$10,551,328
Accumulated net investment income	22,031
Accumulated net realized losses from investment transactions	(8,491)
Net unrealized appreciation from investments	2,309,829

Net Assets	$12,874,697

Shares outstanding (par value $0.001, unlimited number of shares authorized)	1,502,120

Net Asset Value, Offering Price and Redemption Price per share	$8.57

Statement of Operations
For the period ended September 30, 2008 (Unaudited)

Investment Income:
Dividends	$78,280

Total Investment Income	78,280

Expenses:
Investment adviser	53,170
Accounting	1,749
Administration	14,179
Trustee	714
Custodian	3,024
Transfer agency	8,099
Chief compliance officer	491
Offering cost	10,746
Other	8,564

Total expenses before fee reductions	100,736
Fees voluntarily reduced by the administrator	(3,888)
Fees contractually reduced by the investment adviser	(25,783)

Net Expenses	71,065

Net Investment Income	7,215

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	101,919
Change in unrealized appreciation/depreciation from investments	(1,138,238)

Net realized/unrealized losses from investments	(1,036,319)

Change in Net Assets Resulting from Operations	$(1,029,104)

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund
Statements of Changes in Net Assets

	For the six
	months ended
	September 30,	For the period ended
	2008	March 31,
	(Unaudited)	2008(a)
Investment Activities:
Operations:
Net investment income	$7,215	$20,960
Net realized gains/(losses) from investment transactions	101,919	(18,226)
Change in unrealized appreciation/depreciation from investments	(1,138,238)	3,448,067

Change in net assets resulting from operations	(1,029,104)	3,450,801

Dividends:
Net investment income	—	(6,592)
Net realized gains from investment transactions	—	(92,184)

Change in net assets from shareholder dividends	—	(98,776)

Capital Share Transactions:
Proceeds from shares issued	801,606	1,612,101
Proceeds from shares issued in connection with common trust fund conversion	—	8,831,794
Dividends reinvested	—	98,604
Cost of shares redeemed	(331,010)	(461,319)

Change in net assets from capital share transactions	470,596	10,081,180

Change in net assets	(558,508)	13,433,205

Net Assets:
Beginning of period	13,433,205	—

End of period	$12,874,697	$13,433,205

Share Transactions:
Issued	82,706	162,062
Issued in connection with common trust conversion	—	1,330,441
Reinvested	—	9,677
Redeemed	(36,659)	(46,107)

Change in shares	46,047	1,456,073

Accumulated net investment income	$22,031	$14,816

(a)	Commenced operations on September 24, 2007.
See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year
	September 30,		ended
	2008		March 31,
	(Unaudited)		2008(a)
Net Asset Value, Beginning of Period	$9.23		$10.00

Investment Activities:
Net investment income	—	(b)	0.01
Net realized and unrealized gains (losses) from investment transactions	(0.66)		(0.71)

Total from investment activities	(0.66)		(0.70)

Dividends:
Net investment income	—		—	(b)
Net realized gains from investments	—		(0.07)

Total dividends	—		(0.07)

Net Asset Value, End of Period	$8.57		$9.23

Total Return	(7.15	)%(c)	(7.05	)%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$12,875		$13,433
Ratio of net expenses to average net assets	1.00	%(d)	1.00	%(d)
Ratio of net investment income to average net assets	0.10	%(d)	0.29	%(d)
Ratio of expenses (before fee reductions) to average net assets(e)	1.27	%(d)	1.58	%(d)
Portfolio turnover	8.39	%(c)	17.87	%(c)

(a)	Commenced operations on September 24, 2007.

(b)	Less than $0.005 per share.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Social Research and Action Update	September 30, 2008
The Walden Social Balanced and Walden Social Equity portfolios employ a multi-faceted approach to meeting the Funds’ social objectives. Proxy voting, social research, company engagement, public policy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these social investment strategies.
Proxy Voting
Walden’s goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors — an important fiduciary responsibility we take very seriously. Both the social and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden’s Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ended June 30, 2008, are available at http://www. waldenassetmgmt.com/social/proxyvoting.html.
Social Research and Action
This environment of extraordinary financial market and economic angst, and the total transformation of the financial services industry the past month, and for many months to come, as well as its consequences for the global economy, is an historical turning point of the greatest importance. It is as well, for social investing, an amazing demonstration of the extent to which financial and environmental, social and corporate governance (ESG) research and engagement are intertwined. There is remarkable congruence between the set of companies having superior relative financial performance and those having superior social responsiveness in the portfolio, especially where we get our social judgments right. Of course, these events compel us to reexamine and potentially refocus Walden’s company and public policy advocacy in the coming months. We invite you to participate in this process with us.
Company Dialogues and Shareholder Resolutions
The government rescue of banking institutions has thrust the topic of CEO pay to the forefront of discussions on the pitfalls of unbridled free markets. Walden continues to emphasize executive compensation accountability through advocacy that supports giving shareholders at all companies an advisory vote on pay packages, known popularly as “say on pay.” Of nearly 100 resolutions filed in 2008 requesting the advisory vote, average shareholder support exceeded 40 percent and 10 companies received majority votes. Walden has re-filed the advisory vote resolution for the 2009 proxy season at Goldman Sachs. At the 2008 annual meeting, as a reminder, this resolution earned 46 percent of the vote. This year, Walden has approached several additional companies regarding “say on pay,” including Walt Disney (1.56%), Hewlett Packard (1.80%) and Intel (1.43%). Walden withdrew its co-sponsorship of a “Say on Pay” resolution at Cisco Systems (2.10%) upon management’s commitment to hold substantial board and management level discussions with concerned shareholders, to participate in an industry-investor consortium addressing the advisory vote, and to expand Compensation Committee disclosure.
Walden’s strong belief that all companies must work to strengthen public disclosure of their ESG policies, practices and progress leads us to a second area of focus, sustainability reporting. We are part of a small group of investors discussing with Walt Disney the content of its planned report for 2009. We have filed resolutions requesting sustainability reports by several companies that have not responded adequately, including DENTSPLY (1.71%) (for a second year after garnering 36% shareholder support in 2008), St. Jude Medical (1.10%) and Stryker (1.37%). On this and other issues, Walden is also stepping up efforts to engage small capitalization (cap) companies, which often face less scrutiny on ESG performance. Approximately one-third of the more than two dozen companies to whom we wrote have responded to our initial inquiry.
We continue to encourage companies to adopt inclusive nondiscrimination policies, again extending our reach into the small cap universe where more improvement is needed. Three such companies — ArthroCare, E-Health, and John Wiley — have confirmed that their equal employment opportunity (EEO) policies include sexual orientation explicitly. Medtronic (2.46%), a large medical technology company, confirmed that its policy also includes gender identity and expression, a best practice standard.
Walden is leading or participating in a number of other significant actions:
•   Our Recent Emphasis on monitoring in the agricultural sector led to a resolution at United Natural Foods requesting a vendor code of conduct based on International Labour Organization standards.
•    After Several Recent oil equipment service company Weatherford International (1.06%) responded fairly comprehensively to the Carbon Disclosure Project, an organization that serves as a repository for corporate disclosure related to climate change on behalf of 385 global investors with assets of $57 trillion.
•    Building on Our Partnership has encouraged major beverage retailers to increase recycled content in plastic bottles and container recovery initiatives, Walden is helping lead efforts to engage grocery chains on their role to promote effective container recycling programs.

Social Research and Action Update	September 30, 2008
•	We are leading a shareholder coalition urging ABB to respond fully to Sudan Divestment Task Force proposals that would result in the company’s removal as a divestment target for many investors with Sudan restrictions.
•	Walden has joined with other social managers in asking for a meeting with ConocoPhillips (2.60%) to address the environmental and social impacts of planned oil sands development.
Advocating for Better Public Policies
Walden took advantage of several opportunities to promote smarter public policies on a variety of ESG topics this past quarter. We joined a coalition of investors, environmental organizations and other groups responding to SEC proposed rule changes on accounting for proven oil and gas reserves, to call attention to the need to address the implications of climate change and carbon-related regulations in the valuation of these assets. We also signed on to CalSTRS (the California State Teachers Retirement System) request for the SEC to require companies to include a non-binding auditor ratification vote on proxy statements. In past years, we have written companies that did not routinely allow for auditor ratification to encourage this practice that provides one avenue for shareholders to express conflict-of-interest concerns.
Led by CERES and the Investor Network on Climate Risk, which includes major state and city pension funds, Walden petitioned the U.S. Senate to extend the renewable energy and energy efficiency tax credits that would otherwise expire this year. Finally, continuing our efforts described in last quarter’s brief to end the extensive use of child and forced labor in cotton production sourced from Uzbekistan, Walden joined other investors and human rights activists in a direct appeal to Uzbek President Karimov, International Labour Organization Director General Somavia, and U.S. Secretary of State Condoleezza Rice.
Positive Company Developments
Chubb was one of two companies to pull out of Burma after a critical report authored by Burma Campaign UK documented insurance industry complicity in funding the brutal military regime in that country. Chubb responded to Burma Campaign UK with a new policy that “bars its member companies from maintaining an office in Burma, from directly writing insurance in Burma or providing insurance into Burma from outside the country.” Previously, unlike the energy and tourism sectors, the insurance industry had not been actively targeted by Burma activists.
Nike (2.26%) continues to demonstrate unusual transparency and leadership in tackling challenges related to work conditions throughout its supply chain. The company took several actions to address poor labor practices uncovered in a Malaysian factory, including transferring all workers to new housing facilities, and met with representatives of all factories in the country to review its standards and expectations. Additionally, in response to continuing pressure on the industry to address abusive working conditions, Nike partnered with other major sports brands, unions and nongovernmental organizations in a new coalition dedicated to encouraging unionization and improved wages.
Unfortunate Back-Peddling on EEO Disclosure
Walden co-authored SIRAN’s (Sustainable Investment Analyst Network) just released research report, A Renewed Call for Action: For greater disclosure of equal employment opportunity (EEO) information, follow-up to a study published three years ago that documented the disclosure rates of companies in the S&P 100. Not only was the level of disclosure disappointingly low, but there was also a distinct trend toward less disclosure among participating companies. “Companies that confirmed a policy to provide investors with comprehensive EEO-1 data, either in public reports or on request, decreased from 54% in 2005 to 36% of responding companies in 2007-8. While partial EEO data providers increased from 13% to 21%, those confirming that they do not disclose such information increased from 33% to 43% over the same period.” Only 8 companies provided full EEO information in public documents — American Express (1.01%), Citigroup, Coca-Cola, Hewlett-Packard, IBM, Intel, Merck and Wal-Mart. We commend these companies for their high level of EEO accountability, in our view a necessary commitment, among others, to be seen as a leader in promoting workplace equality.
Please feel free to contact Heidi Soumerai, Meredith Benton, or Tim Smith about the social performance of holdings and our shareholder activism program, respectively. Our email addresses follow the convention of firstinitiallastname@bostontrust.com as in hsoumerai@bostontrust.com.
The equities of the companies in bold-face in the above commentary were holdings of the Walden Funds as of September 30, 2008.
Portfolio holdings and percentages are as of September 30, 2008 and are subject to change.
Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.
Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by Foreside Distribution Services, L.P., Columbus, Ohio.
The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Market and Performance Review (unaudited)	Walden Social Equity Fund Manager Commentary by Robert Lincoln
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Economic Summary & Outlook
Key segments of the credit markets in the United States and around the globe are obviously in crisis. The markets as we write this memorandum in early October are in a full-scale panic. As the Wall Street Journal and The New York Times have called it, a drawn out Crash. We all know how we got there, as our prior memoranda and the media’s extensive coverage attest. Suffice to note that a combination of speculative loans and investments, together with the highly leveraged capital structures of the largest financial institutions, preceded the downfall. Over the past year, the U.S. Federal Reserve (the “Fed”) and Treasury had been able to manage widespread credit problems comparatively well by reducing interest rates, providing systemic liquidity as needed and encouraging weaker firms to merge with stronger competitors. The pattern was broken about a month ago, however, when Lehman Brothers, one of the largest investment banks in the country, filed for bankruptcy. Lehman’s competitors were not willing or able to assume its extensive financial obligations. Whether for political reasons or for fear of growing moral hazard, the Fed and Treasury decided to let Lehman fail.
In hindsight, we believe a reasonable argument can be made that the Government’s Lehman decision was a mistake. As a massive fixed income trader, Lehman was a key player in the commercial paper market, the buying, and selling of short term debt instruments between money market funds and corporations. With its bankruptcy, the players’ confidence in the facilitators like Lehman and banks froze. It became almost immediately difficult to conduct any significant economic activity by those who needed capital to operate, to make payrolls, to pay for economic activity of any kind. In an effort to improve their own restricted liquidity, many banks began to reduce customer credit lines and became fearful of lending to one another. Moreover, within two weeks of Lehman’s bankruptcy four other major financial firms failed or sought better-situated merger partners. In turn, fixed income investors lost confidence in virtually every entity except the U. S. Government (and its Treasury securities), which has led to higher than normal borrowing costs for even the largest, most creditworthy borrowers. With a full understanding of the severe danger implied by the scarcity and cost of credit, Fed Chairman Bernanke and Treasury Secretary Paulson sought authority for greater and more direct government intervention through the so-called $700 billion bailout bill. While neither we nor anyone else knows for sure whether $700 billion is adequate, or ideally structured, we believe there is little question that doing nothing would have been worse for the economy. We believe our greatest concern now is the damage the crisis is inflicting on both business and consumer confidence. Indeed, even with the latest government intervention, in part, because credit remains frozen, we believe that the economy has entered a recession that could be longer and more severe than what seemed likely just a month ago.
With respect to recent investment returns, stock prices were volatile, but actually moved marginally higher through the months of July and August. Once the credit crisis began in September, not surprisingly, equity values fell suddenly to new 2008 lows. In contrast to most prior periods of sharp stock market declines over the past 25 years, this time bonds, except for their stability, failed to provide their usual countervailing price response. Part of the reason reflects the poor performance of corporate bonds, which have moved to record interest rates relative to government obligations. Even U.S. Treasury bond prices increased only marginally for the quarter. Many investors believe that one long-term consequence (or solution) to the global debt problem is higher inflation in the years ahead, and are reluctant to invest aggressively in government bonds with longer maturities at low current interest rates. We too have been reluctant to invest heavily in bonds, given those low levels, and what had seemed to be the reasonable prices of equities.
Stocks as measured by the Standard & Poor’s 500 Stock Index1 were down 8.4% for the quarter. Bonds, as measured by the Lehman Brothers U.S. Government/Credit Index2 were down modestly (1.6%). Value and growth; mid-sized, small, and large

[1]	The S&P 500 Stock Index is unmanaged and generally representative of the U.S. stock market as a whole. Investors cannot invest directly in an index.

[2]	The Lehman Brothers U.S. Government/Credit Index is unmanaged index that includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issue debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).
Also included are publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Market and Performance	Walden Social Equity Fund
Review (unaudited)(cont.)	Manager Commentary by Robert Lincoln
companies; all industrial sectors: pretty much any domestic U.S. index was down. However, global markets were hit harder. The Morgan Stanley (MSCI EAFE) non-U.S. global large cap Index was down 20.6% for the quarter in dollar terms. The MSCI Europe Index was down 20.8%; India (Bombay Sensex) down 4.5%; Russia (RTS) down 47.4%. Even the growth engine of the 21st Century, China (Shanghai), was down 16.2%. Emerging markets as a whole were down 27.0%. For all its faults, the dollar remains the primary global currency and the U.S. the most coherent and resilient, if somewhat painfully dislocated, economy. Europe has a common central bank and currency but is legally and fiscally still Balkanized.
Warren Buffett granted an hour-long interview to Charlie Rose of PBS on October 1, 2008. Mr. Rose asked a series of questions about the prevailing credit crisis and the economy in general and in particular sought Mr. Buffet’s view on the $700 billion bailout bill, which had just failed a first vote in the House of Representatives. During the interview, Mr. Buffett characterized the U.S. economy as a star athlete with many great years ahead. It just happened to be in cardiac arrest. Mr. Buffett expressed his view that the $700 billion package was essential to bring the athlete back to normal life, and that it did not make much sense for anyone to argue at that time whether the financial remedy should be slightly more or less, or be applied differently. There would be time to adjust the medicine later. Mr. Buffett then went on to espouse his confidence in the long-term growth and vitality of the U.S. economic system.
Whether the economy has had a cardiac arrest or merely passed out, we concur with Mr. Buffett’s belief that, however serious the current crisis may be, it is manageable and ultimately curable. As a society, we have learned much over the past 100 years about economic behavior and the critical role of government during times of crisis. Thus far, our own government, along with those in other industrialized countries, has behaved far differently today than in the 1930’s. Except in the Lehman case, the government has not allowed the private sector to fend for itself. Indeed, the Treasury, Federal Reserve, and FDIC have taken unprecedented steps to insure many types of cash deposits, provide liquidity, and sustain credit availability. The current bailout bill is designed to alleviate directly the balance sheets of many financial institutions. We believe even more direct government intervention in the financial markets is needed and are confident that it will be forthcoming. We also expect fiscal stimulus, in the form of either tax reductions or spending programs, early in the new administration, whether a Democrat or Republican is elected.
While we do not believe that a lack of continued steps by governments to support the financial system and stimulate economic growth is a big risk, in this era of misinformation and finger pointing there is also some risk of political paralysis, especially as the increasingly controversial terms and consequences of the bailout emerge. Our even greater concern, however, is about the enormous damage that the current financial crisis has already inflicted on consumer, business, and investor confidence. Recent economic reports clearly indicate that the slowdown has turned into a recession, probably in September. The major question for investors and indeed all citizens will be its depth and length. Since World War II, the deepest recession we have experienced was in the early 1980’s, when the Federal Reserve intentionally tightened credit in order to deflate an inflationary spiral. At that time, unemployment exceeded 9%, real Gross Domestic Product3 fell irregularly for over a year, and corporate profits dropped by nearly 30%. Given the severity of the current situation, a recession that severe is certainly plausible. To be more severe would require the failure of central banks and other authorities to act, or more missteps like the failure to take over Lehman, something that has not been a problem generally up to the present time.
On a technical note, one will be able to decipher the end of the crisis in liquidity, the credit crunch, when the interest rate banks loan to each other, known as Libor, the London Interbank Offered Rate4, falls several percentage points to be in line with its historic relationship with other short term interest rates.
Financial Markets and Fund Performance
Given the sharp market slide in September, the Walden Social Equity Fund produced a total return of -7.89% for the six month period under review, bringing the year to date return for 2008 to -13.09% and the twelve month return to -12.97%. Of course, such losses are always disappointing. Nonetheless, we are pleased to report that once again losses were generally less than those for the Standard & Poor’s 500 which returned -10.87% for the six months, -19.29% for 2008 year to date and -21.98% for the twelve months ended September 30, 2008. The same performance pattern has continued into early October, resulting in severe declines in the Fund value.
For the Walden Social Balanced Fund the sharp decline in performance resulted in a -6.89% total return for the six month period ended September 30, 2008. We would like to point out that even though the Walden Social Balanced Fund experienced a loss for the period it was less than the levels experienced by most balanced funds, as is also evident in the -10.56% year-to-date return. Both periods were aided by better than benchmark performance within both bond and equity segments. As noted in prior reports, a loss of any amount is never pleasant. Through these difficult times, however, it is some consolation that the Fund’s relative performance remains well above average.

[3]	The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

[4]	The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Market and Performance	Walden Social Equity Fund
Review (unaudited)(cont.)	Manager Commentary by Robert Lincoln
Where to from here? Is it best to sit tight and let the crisis pass, as have all others in the past 50 plus years? Or, as a few financial commentators have mentioned, is the current situation so different from anything we have experienced since World War II that we are about to enter another period similar to the 1930’s? As outlined in the segments that follow, the former, while not assured, appears far more likely to us.
Investment Strategy
For the Walden Social Balanced Fund our policy and practice has been to keep the Fund’s equity allocation within an approximate range of 40% to 75% of total assets. Two primary factors drive our allocation decision process: comparative equity valuations and prospective economic conditions. When both are favorable, we tend to keep stock exposure near the high end of this range, and during periods of high stock prices and weak economics, we would position portfolios toward the low end of the range. Mixes of these environments lead us to some middle ground in between these two extremes.
Over the past year, we reduced equity allocations from over 70% to below 60% at the end of September reflecting our increasing concern about a potential recession. In hindsight, a greater reduction would have been better. We did not reduce equity exposure more because equities were very reasonably valued and the alternative, very low absolute levels of interest rates on bonds and money market instruments, so unattractive, especially with the creeping risk of inflation. In particular, our view was that the recession was most likely to be comparatively mild. Most importantly, we never anticipated the type of credit crisis that has developed over the past month. It is not possible to project how much further stock prices may drop within the current panic. Much of the current selling pressure is driven by a combination of fear and the need of some investors to build short-term liquidity.
If we look beyond the current panic atmosphere, in our view aggregate stock prices have already declined sufficiently to reflect a recession similar to the early 1980’s. Moreover, stock indices will recover as quickly as they have fallen over the past month if economic trends are not as severe as currently feared. A combination of recent equity sales and the natural consequence of a sharp price drop in October have brought the Fund’s equity allocation to just below 57% of total assets. Nevertheless, the situation is quite dynamic. Unless we revise our economic view to incorporate an even worse outcome than outlined above, we are likely to retain stock exposure close to the current level in the months ahead.
As for the composition of stocks and bonds, for the third quarter of 2008, the Fund’s fixed-income and equity segments both performed better than their respective Lehman Brothers Government Credit Bond and Standard & Poor’s 500 Stock Indices. Among bonds, the superior return reflected our decision to have over 90% of the investments in either U. S. Treasury or U. S. Government Agency obligations. The stocks in the Fund have fallen by several percentage points less than the drop in the S&P 500 Index in the past twelve months. Emphasis in stocks of generally higher quality companies aided comparative equity results, as did continued low exposure to the most vulnerable firms within the financial sector.
More importantly, market turmoil usually leads to extreme price changes among individual issues. Our objective will be to participate fully in the inevitable recovery in prices, whenever it may occur. For a list of the Fund’s holdings at quarter-end, please refer to the attached fact sheet.
We may add that a few other pertinent facts that have come up in conversations with clients. Thus far, the firm is doing well, though of course income is down. Thanks to the addition of accounts, assets under management were, at the end of the Third Quarter, approximately where they were at the end of last calendar year and the Second Quarter of this year. Though we are a bank, we do not make loans so we do not have a loan portfolio in jeopardy. The money market accounts we use do not reach for yield through fancy derivative securities; all are invested in Government or Agency money market instruments; and all participate in the money market Treasury Guarantee Program5.
Although the Walden Social Equity Fund has not declined as much as the market average, quarterly and year to date losses are substantial. Along with the market, declines have only deepened since the end of September. Unlike the market sell-off that followed the bursting of the late 1990s technology bubble, the 2008 version has left few, if any, market sectors unscathed. In that period, avoiding companies with fanciful valuations or misleading accounting practices usually led to far superior results. Simply avoiding technology stocks would have been enough to sidestep the bulk of the carnage. This time all ten Standard and Poor’s sectors have declined sharply, value strategies have fallen along with growth ones, and small cap and large cap stocks have seen similar declines. Two stars of the last few years have also fallen from grace: international markets have declined farther than domestic markets and energy stocks are now among the worst performers for the year.

[5]	The Treasury Guarantee Program is a temporary guarantee program which provides coverage to shareholders for amounts that they held in participating money market funds as of the close of business on September 19, 2008. The guarantee will be triggered if a participating fund’s net asset value falls below $0.995, commonly referred to as breaking the buck. The program is designed to address temporary dislocations in credit markets, and will exist for an initial three month term, after which the Secretary of the Treasury will review the need and terms for extending the program.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Market and Performance	Walden Social Equity Fund
Review (unaudited)(cont.)	Manager Commentary by Robert Lincoln
Amidst this dramatic market fall, we remain confident that our approach could produce good long-term results. After all, the panic that has cut the value of stocks almost indiscriminately has left many strong companies at historically low valuations. These are the companies we have always tried to identify. Many are today available at exceptional prices that we believe offer ample returns even if economic growth over the next few years proves tepid. Among the areas we now favor are consumer product companies and healthcare companies. These are traditional choices in difficult times, and we believe many will fare better than their current stock prices imply. However, we also find many values available in strong industrial and technology companies with superior business models and strong balance sheets. Companies with global reach, a track record of innovation and secure financial positions are likely to prosper as weaker competitors falter. A global recession will slow their progress but not impair their underlying advantages.
Finally, our approach to the financial and energy sectors is likely to prove crucial. With respect to financials, our low exposure to banks and brokers over the past two years accounts for a large share of the better than market results. While we do not claim to have foreseen the credit crisis, we did consider these industries to be too leveraged, too much the beneficiary of unsustainable yield curve strategies, and often under reserved for an inevitable economic slowdown. We plan to remain cautious toward these groups until we are confident that their capital positions are better secured and that they are well placed to prosper in what is sure to be a transformed and more highly regulated financial system. Energy sector investing faces a different challenge. Regardless of the fate of the U.S. economy, the long term outlook remains unchanged: the global demand for energy will rise as ever greater numbers of people worldwide move to urban environments or join the ranks of the middle class. Many energy companies will thus prosper, even if the recent sharp decline from speculative levels in the price of oil and gas leads to lower stock prices in the near term. We plan to retain significant exposure to energy company stocks in the Fund, focusing as usual on those with the greatest financial strength.
Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.
Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

Walden Social Balanced Fund
Investment Performance (unaudited)	September 30, 2008
Fund Net Asset Value: $11.08
Gross Expense Ratio1: 1.17%

			Annualized
	Quarter	Six Months	1 Year	5 Years	Since
	Ended	Ended	Ended	Ended	Inception
	9/30/08	9/30/08	9/30/08	9/30/08	6/20/99
Walden Social Balanced Fund	-5.54%	-6.89%	-9.81%	4.35%	3.03%
Lipper Mixed-Asset Target Allocation Growth Funds Average*	-9.50%	-10.49%	-17.90%	4.49%	2.13%
Standard & Poor’s 500 Stock Index**	-8.37%	-10.87%	-21.98%	5.17%	0.15%
Lehman Brothers Government/Credit Index	-1.64%	-3.13%	2.41%	3.34%	5.67%
Citigroup 90-Day U.S. Treasury Bills***	0.43%	0.83%	2.55%	3.09%	3.29%
Composite Index****,†	-4.80%	-6.51%	-10.28%	4.38%	2.82%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	The since inception performance data is calculated from June 17, 1999.

**	The since inception performance data is calculated from June 18, 1999.

***	The since inception performance data is calculated from June 30, 1999.
The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The Standard & Poor’s 500 Stock Index is unmanaged an generally representative of the U.S. stock market. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index.
The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Mixed-Asset Target Allocation Growth Funds Average and the Citigroup 90-Day U.S. Treasury Bill Total Return Index.
†   The Combined S&P 500 Index, Lehman Brothers U.S. Government/Credit Index and the Citigroup 90 Day U.S. Treasury Bill Index (the “Composite Index”) is comprised of a blend of the fifty percent of the S&P 500 Index, forty percent of the Lehman Brothers U.S. Government/Credit Index and ten percent of the Citigroup 90 Day U.S. Treasury Bill Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Boston Trust Social Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the table above.
The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.
1   The above Gross Expense ratio is from the Funds prospectus dated August 1, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights. The performance would have been lower without the fee waivers. This excludes the indirect costs of investing in Acquired Funds. Total Fund Operating Expenses, based on the funds prospectus dated August 1, 2008, would be 1.16% and Net Expenses would be 1.00%.

Walden Social Equity Fund September 30, 2008
Fund Net Asset Value: $11.55
Gross Expense Ratio2: 1.18%

				Annualized
	Quarter Ended	Six Months Ended	1 Year Ended	5 Years Ended	Since Inception
	9/30/08	9/30/08	9/30/08	9/30/08	6/20/99
Walden Social Equity Fund	-7.00%	-7.89%	-12.97%	5.32%	2.71%
Standard & Poor’s 500 Stock Index*	-8.37%	-10.87%	-21.98%	5.17%	0.15%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	The performance data being shown for the S&P 500 is calculated from June 18, 1999.
The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index, an unmanaged index of stocks which measure the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	The above Gross Expense ratio is from the Funds prospectus dated August 1, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights. The performance would have been lower without the fee waivers. The performance would have been lower without the fee waivers. The total Fund Operating Expenses, based on the funds prospectus dated August 1, 2008, would be 1.18% and Net Expenses would be 1.00%.

Walden Social Balanced Fund
Schedule of Portfolio Investments	September 30, 2008 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks (61.9%)
Consumer Discretionary (6.5%)
Johnson Controls, Inc.	9,000	272,970
NIKE, Inc., Class B	6,000	401,400
Nordstrom, Inc.	6,000	172,920
Omnicom Group, Inc.	11,000	424,160
Target Corp.	9,000	441,450
The Walt Disney Co.	10,000	306,900

		2,019,800

Consumer Products (9.6%)
Alberto-Culver Co.	9,550	260,142
Colgate-Palmolive Co.	6,500	489,775
Costco Wholesale Corp.	5,500	357,115
General Mills, Inc.	5,000	343,600
PepsiCo, Inc.	7,800	555,906
Procter & Gamble Co.	8,000	557,520
Sysco Corp.	14,000	431,620

		2,995,678

Energy (7.7%)
Apache Corp.	4,000	417,120
BG Group PLC, ADR	3,800	343,065
BP PLC, ADR	11,000	551,870
ConocoPhillips	5,400	395,550
Weatherford International Ltd.(a)	12,000	301,680
XTO Energy, Inc.	8,500	395,420

		2,404,705

Financial Services (7.5%)
American Express Co.	5,500	194,865
Bank of America Corp.	7,103	248,605
Cincinnati Financial Corp.	7,200	204,768
Northern Trust Corp.	5,700	411,540
State Street Corp.	6,300	358,344
T. Rowe Price Group, Inc.	11,000	590,810
Wilmington Trust Corp.	11,000	317,130

		2,326,062

Health Care (9.3%)
Becton, Dickinson & Co.	4,000	321,040
C.R. Bard, Inc.	4,000	379,480
DENTSPLY International, Inc.	7,000	262,780
Johnson & Johnson, Inc.	8,000	554,240
Medtronic, Inc.	9,000	450,900
Novartis AG, ADR	3,500	184,940
Rouche Holdings Ltd.	2,000	155,630
Stryker Corp.	3,000	186,900
Waters Corp.(a)	3,500	203,630
Zimmer Holdings, Inc.(a)	2,950	190,452

		2,889,992

Industrial Materials (3.4%)
Air Products & Chemicals, Inc.	3,000	205,470
AptarGroup, Inc.	9,000	351,990
Sigma-Aldrich Corp.	9,500	497,990

		1,055,450

Industrial Products & Services (7.9%)
3M Co.	4,200	286,902
ABB Ltd., Spon ADR	12,000	232,800
Donaldson Co., Inc.	7,000	293,370
Emerson Electric Co.	13,000	530,270
Expeditors International of Washington, Inc.	7,000	243,880
Illinois Tool Works, Inc.	10,500	466,725
W.W. Grainger, Inc.	4,500	391,365

		2,445,312

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Common Stocks, Continued
Information Technology (9.1%)
Accenture Ltd., Class A	7,000	266,000
Cisco Systems, Inc.(a)	20,000	451,200
EMC Corp.(a)	26,000	310,960
Hewlett-Packard Co.	10,500	485,520
Intel Corp.	9,000	168,570
International Business Machines Corp.	1,700	198,832
Microsoft Corp.	11,000	293,590
Nokia Corp., ADR	18,000	335,700
SAP AG, ADR	6,000	320,580

		2,830,952

Telecommunications (0.9%)
AT&T, Inc.	3,000	83,760
Time Warner Cable, Inc., Class A(a)	7,400	179,080

		262,840

TOTAL COMMON STOCKS (Cost $17,737,638)		19,230,791

Corporate Bonds (2.6%)
Financial Services (0.7%)
American Express Co., 7.00%, 3/19/18	250,000	221,009

Health Care (1.0%)
Abbott Laboratories, 5.60%, 5/15/11	300,000	310,246

Information Technology (0.6%)
Oracle Corp., 5.75%, 4/15/18	200,000	186,033

Telecommunications (0.3%)
AT&T, Inc., 5.50%, 2/1/18	100,000	89,209

TOTAL CORPORATE BONDS (Cost $870,699)		806,497

U.S. Government Agency Obligations (33.3%)
Federal Farm Credit Bank
6.00%, 3/7/11	500,000	529,688
Federal Home Loan Bank
3.75%, 8/18/09	500,000	502,619
4.63%, 11/21/08	500,000	501,009
4.63%, 2/18/11	500,000	513,640
5.00%, 12/12/08	1,000,000	1,003,742
5.00%, 2/4/09	500,000	503,264
5.00%, 12/21/15	700,000	719,419
5.25%, 6/12/09	1,000,000	1,014,105
Government National Mortgage Association
6.00%, 7/15/34	150,683	153,161
6.00%, 10/15/36	207,002	210,407
6.50%, 2/15/32	13,391	13,778
6.50%, 5/15/32	93,897	96,607
Housing and Urban Development 7.50%, 8/1/11	200,000	206,626
U.S. Treasury Inflation Protected Bonds
1.88%, 7/15/15	600,000	665,804
2.50%, 7/15/16	3,000,000	3,333,516
3.00%, 7/15/12	300,000	380,766

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,452,822)		10,348,151

Certificates Of Deposit (0.5%)
1st Delta Federal Credit Union, 3.50%, 1/9/09(b)	25,000	25,000
Central Appalachian Peoples Federal Credit Union, 4.00%, 3/14/09(b)	25,000	25,000
See Notes to Financial Statements

Walden Social Balanced Fund
Schedule of Portfolio Investments (cont.)	September 30, 2008 (Unaudited)

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Certificates Of Deposit, Continued
Shorebank Pacific Bank, 2.50%, 5/10/09(b)	50,000	50,000
Vermont Development Credit Union, 3.75%, 7/13/09(b)	50,000	50,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $150,000)		150,000

Investment Company (1.0%)
Victory Federal Money Market, Investor Shares, 1.60%(c)	311,355	311,355

TOTAL INVESTMENT COMPANY (Cost $311,355)		311,355

Total Investments (Cost $29,522,514) — 99.3%		30,846,794
Other assets in excess of liabilities — 0.7%		222,674

NET ASSETS — 100.0%		$31,069,468

(a)	Represents non-income producing security.

(b)	Fair valued security. These securities represent 0.5% of net assets as of September 30, 2008.

(c)	Variable or Floating Rate Security. Rate disclosed is as of September 30, 2008.
ADR American Depositary Receipt

PLC Public Limited Company
See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments, at value (cost $29,522,514)	$30,846,794
Interest and dividends receivable	119,905
Receivable for capital shares issued	21,101
Receivable for investments sold	109,373
Prepaid expenses and other assets	4,040

Total Assets	31,101,213

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	16,970
Chief compliance officer	571
Administration	1,298
Custodian	931
Transfer agent	2,099
Other	9,876

Total Liabilities	31,745

Net Assets	$31,069,468

Composition of Net Assets:
Capital	$28,976,133
Accumulated net investment income	513,339
Accumulated net realized gains from investment transactions	255,716
Net unrealized appreciation from investments	1,324,280

Net Assets	$31,069,468

Shares outstanding (par value $0.001, unlimited number of shares authorized)	2,805,070

Net Asset Value, Offering Price and Redemption Price per share	$11.08

Statement of Operations
For the six months ended September 30, 2008 (Unaudited)

Investment Income:
Interest	$336,299
Dividends	190,908

Total Investment Income	527,207

Expenses:
Investment adviser	123,099
Accounting	2,346
Administration	32,826
Trustee	1,762
Custodian	3,490
Transfer agency	8,099
Chief compliance officer	1,208
Other	16,760

Total expenses before fee reductions	189,590
Fees voluntarily reduced by the administrator	(9,007)
Fees contractually reduced by the investment adviser	(16,076)

Net Expenses	164,507

Net Investment Income	362,700

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(60,736)
Change in unrealized appreciation/depreciation from investments	(2,588,638)

Net realized/unrealized losses from investments	(2,649,374)

Change in Net Assets Resulting from Operations	$(2,286,674)

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
Statements of Changes in Net Assets

	For the six
	months ended
	September 30,	For the year ended
	2008	March 31,
	(Unaudited)	2008
Investment Activities:
Operations:
Net investment income	$362,700	$492,333
Net realized gains/(losses) from investment transactions	(60,736)	908,914
Change in unrealized appreciation/depreciation from investments	(2,588,638)	122,348

Change in net assets resulting from operations	(2,286,674)	1,523,595

Dividends:
Net investment income	—	(463,640)
Net realized gains from investment transactions	—	(1,085,395)

Change in net assets from shareholder dividends	—	(1,549,035)

Capital Share Transactions:
Proceeds from shares issued	1,449,012	4,179,191
Dividends reinvested	—	1,540,486
Cost of shares redeemed	(1,274,727)	(2,156,665)

Change in net assets from capital share transactions	174,285	3,563,012

Change in net assets	(2,112,389)	3,537,572

Net Assets:
Beginning of period	33,181,857	29,644,285

End of period	$31,069,468	$33,181,857

Share Transactions:
Issued	122,605	335,669
Reinvested	—	123,436
Redeemed	(107,055)	(174,513)

Change in shares	15,550	284,592

Accumulated net investment income	$513,339	$150,639

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the six
	months ended		For the year	For the year	For the year	For the year	For the year
	September 30,		ended	ended	ended	ended	ended
	2008		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.90		$11.83	$11.58	$11.08	$10.71	$9.13

Investment Activities:
Net investment income	0.13		0.19	0.18	0.18	0.13	0.13
Net realized and unrealized gains (losses) from investment transactions	(0.95)		0.46	0.38	0.49	0.37	1.59

Total from investment activities	(0.82)		0.65	0.56	0.67	0.50	1.72

Dividends:
Net investment income	—		(0.17)	(0.17)	(0.17)	(0.13)	(0.14)
Net realized gains from investments	—		(0.41)	(0.14)	—	—	—

Total dividends	—		(0.58)	(0.31)	(0.17)	(0.13)	(0.14)

Net Asset Value, End of Period	$11.08		$11.90	$11.83	$11.58	$11.08	$10.71

Total Return	(6.89)	%(a)	5.30%	4.85%	6.06%	4.62%	18.91%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$31,069		$33,182	$29,644	$29,722	$28,121	$24,410
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.21	%(b)	1.52%	1.52%	1.49%	1.26%	1.38%
Ratio of expenses (before fee reductions) to average net assets(c)	1.16	%(b)	1.16%	1.17%	1.18%	1.26%	1.26%
Portfolio turnover	24.00	%(a)	38.99%	28.57%	41.14%	21.15%	26.47%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Walden Social Equity Fund

Schedule of Portfolio Investments	September 30, 2008 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks (96.8%)
Consumer Discretionary (10.7%)
Johnson Controls, Inc.	35,000	1,061,550
NIKE, Inc., Class B	20,000	1,338,000
Nordstrom, Inc.	30,000	864,600
Omnicom Group, Inc.	30,000	1,156,800
Target Corp.	22,380	1,097,739
The Walt Disney Co.	30,000	920,700

		6,439,389

Consumer Products (15.5%)
Alberto-Culver Co.	42,000	1,144,080
Colgate-Palmolive Co.	18,000	1,356,300
Costco Wholesale Corp.	20,000	1,298,600
General Mills, Inc.	18,000	1,236,960
PepsiCo, Inc.	20,000	1,425,400
Procter & Gamble Co.	24,000	1,672,560
Sysco Corp.	40,000	1,233,200

		9,367,100

Energy (9.0%)
Apache Corp.	8,000	834,240
BG Group PLC, ADR	8,000	722,243
BP PLC, ADR	20,000	1,003,400
ConocoPhillips	21,000	1,538,250
Weatherford International Ltd.(a)	25,000	628,500
XTO Energy, Inc.	15,000	697,800

		5,424,433

Financial Services (8.7%)
American Express Co.	16,800	595,224
Cincinnati Financial Corp.	33,000	938,520
Northern Trust Corp.	7,700	555,940
State Street Corp.	12,000	682,560
T. Rowe Price Group, Inc.	30,030	1,612,912
Wilmington Trust Corp.	30,000	864,900

		5,250,056

Health Care (17.4%)
Becton, Dickinson & Co.	14,000	1,123,640
C.R. Bard, Inc.	12,000	1,138,440
DENTSPLY International, Inc.	27,000	1,013,580
Johnson & Johnson, Inc.	22,000	1,524,160
Medtronic, Inc.	29,000	1,452,900
Novartis AG, ADR	16,000	845,440
Rouche Holdings Ltd.	10,000	778,149
Saint Jude Medical, Inc.(a)	15,000	652,350
Stryker Corp.	13,000	809,900
Waters Corp.(a)	7,000	407,260
Zimmer Holdings, Inc.(a)	12,000	774,720

		10,520,539

Industrial Materials (5.2%)
Air Products & Chemicals, Inc.	10,000	684,900
AptarGroup, Inc.	30,000	1,173,300
Sigma-Aldrich Corp.	25,000	1,310,500

		3,168,700

Industrial Products & Services (10.9%)
3M Co.	14,000	956,340
Donaldson Co., Inc.	24,000	1,005,840
Emerson Electric Co.	32,000	1,305,280
Expeditors International of Washington, Inc.	25,000	871,000
Illinois Tool Works, Inc.	29,000	1,289,050
W.W. Grainger, Inc.	13,000	1,130,610

		6,558,120

Information Technology (15.0%)
Accenture Ltd., Class A	25,000	950,000
Automatic Data Processing, Inc.	22,000	940,500
Cisco Systems, Inc.(a)	55,000	1,240,800
EMC Corp.(a)	50,000	598,000
Hewlett-Packard Co.	23,000	1,063,520
Intel Corp.	45,000	842,850
Microsoft Corp.	44,000	1,174,360
Nokia Corp., ADR	40,000	746,000
Paychex, Inc.	27,000	891,810
SAP AG, ADR	12,000	641,160

		9,089,000

Telecommunications (3.0%)
AT&T, Inc.	35,000	977,200
Time Warner Cable, Inc., Class A(a)	35,000	847,000

		1,824,200

Utility (1.4%)
Questar Corp.	20,000	818,400

TOTAL COMMON STOCKS (Cost $54,107,050)		58,459,937

Investment Company (1.1%)
Victory Federal Money Market, Investor Shares, 1.60%(b)	684,064	684,064

TOTAL INVESTMENT COMPANY (Cost $684,064)		684,064

Total Investments (Cost $54,791,114) — 97.9%		59,144,001
Other assets in excess of liabilities — 2.1%		1,236,573

NET ASSETS — 100.0%		$60,380,574

(a)	Represents non-income producing security.

(b)	Variable or Floating Rate Security. Rate disclosed is as of September 30, 2008.

ADR	American Depositary Receipt

PLC	Public Limited Company
See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund
Statement of Assets and Liabilities
September 30, 2008 (Unaudited)

Assets:
Investments, at value (cost $54,791,114)	$59,144,001
Interest and dividends receivable	58,569
Receivable for capital shares issued	27,705
Receivable for investments sold	1,215,626
Prepaid expenses and other assets	5,901

Total Assets	60,451,802

Liabilities:
Payable for capital shares redeemed	10,300
Accrued expenses and other liabilities:
Investment adviser	34,375
Chief compliance officer	831
Administration	2,478
Custodian	890
Transfer agent	6,692
Shareholder service	674
Other	14,988

Total Liabilities	71,228

Net Assets	$60,380,574

Composition of Net Assets:
Capital	$55,003,870
Accumulated net investment income	352,961
Accumulated net realized gains from investment transactions	670,856
Net unrealized appreciation from investments	4,352,887

Net Assets	$60,380,574

Shares outstanding (par value $0.001, unlimited number of shares authorized)	5,228,504

Net Asset Value, Offering Price and Redemption Price per share	$11.55

Statement of Operations
For the six months ended September 30, 2008 (Unaudited)

Investment Income:
Dividends	$539,520

Total Investment Income	539,520

Expenses:
Investment adviser	222,537
Accounting	1,512
Administration	59,344
Shareholder servicing fees	3,561
Trustee	2,769
Custodian	6,110
Transfer agency	18,019
Chief compliance officer	1,898
Other	23,142

Total expenses before fee reductions	338,892
Fees voluntarily reduced by the administrator	(16,164)
Fees contractually reduced by the investment adviser	(25,020)

Net Expenses	297,708

Net Investment Income	241,812

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	191,248
Change in unrealized appreciation/depreciation from investments	(5,804,740)

Net realized/unrealized losses from investments	(5,613,492)

Change in Net Assets Resulting from Operations	$(5,371,680)

See Notes to Financial Statements.

Financial Statements	Walden Social Equity Fund
Statements of Changes in Net Assets

	For the six
	months ended
	September 30,	For the year ended
	2008	March 31,
	(Unaudited)	2008
Investment Activities:
Operations:
Net investment income	$241,812	$308,596
Net realized gains/(losses) from investment transactions	191,248	1,534,792
Change in unrealized appreciation/depreciation from investments	(5,804,740)	553,617

Change in net assets resulting from operations	(5,371,680)	2,397,005

Dividends:
Net investment income	—	(297,927)
Net realized gains from investment transactions	—	(1,341,018)

Change in net assets from shareholder dividends	—	(1,638,945)

Capital Share Transactions:
Proceeds from shares issued	17,649,000	8,249,608
Dividends reinvested	—	1,599,563
Cost of shares redeemed	(3,800,165)	(8,576,512)

Change in net assets from capital share transactions	13,848,835	1,272,659

Change in net assets	8,477,155	2,030,719

Net Assets:
Beginning of period	51,903,419	49,872,700

End of period	$60,380,574	$51,903,419

Share Transactions:
Issued	1,395,099	640,227
Reinvested	—	119,015
Redeemed	(307,164)	(670,383)

Change in shares	1,087,935	88,859

Accumulated net investment income	$352,961	$111,149

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months ended		For the year	For the year	For the year	For the year	For the year
	September 30,		ended	ended	ended	ended	ended
	2008		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.54		$12.31	$12.09	$11.34	$10.85	$8.24

Investment Activities:
Net investment income	0.05		0.08	0.07	0.09	0.08	0.04
Net realized and unrealized gains (losses) from investment transactions	(1.04)		0.57	0.61	0.74	0.48	2.61

Total from investment activities	(0.99)		0.65	0.68	0.83	0.56	2.65

Dividends:
Net investment income	—		(0.08)	(0.08)	(0.08)	(0.07)	(0.04)
Net realized gains from investments	—		(0.34)	(0.38)	—	—	—

Total dividends	—		(0.42)	(0.46)	(0.08)	(0.07)	(0.04)

Net Asset Value, End of Period	$11.55		$12.54	$12.31	$12.09	$11.34	$10.85

Total Return	(7.89)	%(a)	5.01%	5.62%	7.32%	5.18%	31.14%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$60,381		$51,903	$49,873	$48,712	$45,287	$40,446
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.98	%(b)	0.59%	0.68%	0.70%	0.75%	0.45%
Ratio of expenses (before fee reductions) to average net assets(c)	1.14	%(b)	1.18%	1.15%	1.12%	1.15%	1.16%
Portfolio turnover	17.65	%(a)	44.67%	25.50%	29.11%	15.89%	22.33%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Notes to Financial Statements	September 30, 2008 (Unaudited)
1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a “Fund,” collectively the “Funds”):

Fund	Short Name
Boston Trust Balanced Fund	Balanced Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Small Cap Fund	Small Cap Fund
Boston Trust Midcap Fund	Midcap Fund
Walden Social Balanced Fund	Social Balanced Fund
Walden Social Equity Fund	Social Equity Fund
Financial statements for all other series of the Group are published separately.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees (the “Board”).

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Board.

Investments in money market funds are valued at net asset value per share.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the fund’s financial position, performance and cash flows. Management has recently begun evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

Fair Value Measurements:

Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used to value the funds’ investments, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets.

Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc).

Level 3 — significant unobservable inputs (including the Fund management’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Continued

Notes to Financial Statements	September 30, 2008 (Unaudited)
The following is a summary categorization of each Fund’s investments based on the level of inputs utilized in determining the value of such investments as of September 30, 2008:

			LEVEL 2 - Other Significant		LEVEL 3- Significant
	LEVEL 1- Quoted Prices		Observable Inputs		Unobservable Inputs		Total
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund Name	in Securities($)	Investments($)*	in Securities($)	Investments($)*	in Securities($)	Investments($)*	in Securities($)	Investments($)*

Balanced Fund	102,048,785	—	68,157,458	—	—	—	170,206,243	—
Equity Fund	54,425,920	—	4,177,005	—	—	—	58,602,925	—
Small Cap Fund	30,561,272	—	2,099,915	—	—	—	32,661,187	—
Midcap Equity Fund	12,667,376	—	532,157	—	—	—	13,199,533	—
Social Balanced Fund	18,732,096	—	11,964,699	—	150,000	—	30,846,795	—
Social Equity Fund	56,959,544	—	2,184,457	—	—	—	59,144,001	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation (depreciation) of the investment.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Social Balanced Fund
Investments in Securities
Balance as of 4/1/2008	$200,000
Accrued Accretion/ (Amortization)	—
Change in Unrealized Appreciation / (Depreciation)	—
Net Purchase / (Sales)	(50,000)
Transfers In / (Out) of Level 3	—

Balance as of 9/30/2008	$150,000

Security Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

Use of Estimates:

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘’book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

Effective September 30, 2007, the Funds adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or result of operations.
Continued

Notes to Financial Statements	September 30, 2008 (Unaudited)
3.	Related Party Transactions:

Investment Adviser:

The Funds and Boston Trust Investment Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Balanced Fund	0.75%
Equity Fund	0.75%
Small Cap Fund	0.75%
Midcap Fund	0.75%
Social Balanced Fund	0.75%
Social Equity Fund	0.75%
Administration:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi as the Funds administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. Certain officers of the Group are affiliated with Citi. Such persons were paid no fees directly by the Fund for serving as officers of the Group, except the Chief Compliance Officer (the “CCO”).

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $13,663 for the six months ended September 30, 2008, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

Distribution:

Foreside Distribution Services, L.P., (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, Inc., serves as the Funds’ distribution agent. Foreside is not affiliated with Citi or Boston Trust Investment Management, Inc., the Funds’ adviser.

The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Adviser, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the six months ended September 30, 2008, the distribution fees were voluntarily waived to limit total fund operating expenses. Any contractual and voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.

Custodian, Transfer Agency, and Fund Accounting

Boston Trust & Investment Management Company acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. Citi provides fund accounting services for the Funds. For these services to the Funds, Citi receives an annual fee computed daily and paid monthly, which is accrued and included with Citi administration fees within the Funds’ Statement of Operations.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% (1.25% for the Boston Trust Small Cap Fund) of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the period ended September 30, 2008, the Adviser reimbursed fees in the amount of $10,542, $11,102, $0, $25,783, $16,076 and $25,020 for the Balanced Fund, Equity Fund, Small Cap Fund, Midcap Fund, Social Balanced Fund and Social Equity Fund respectively. As of September 30, 2008, the Adviser may recoup $99,618, $85,449, $25,723, $38,046, $107,613 and $142,524 from the Funds as follows:

Fund	Amount	Expires
Balanced Fund	$41,828	2009
	19,700	2010
	38,090	2011
Equity Fund	26,932	2009
	28,636	2010
	29,881	2011
Small Cap Fund	6,048	2009
	19,675	2010
Midcap Fund	38,046	2011
Social Balanced Fund	38,056	2009
	34,656	2010
	34,901	2011
Social Equity Fund	32,149	2009
	45,669	2010
	64,706	2011
Citi has voluntarily agreed to reduce its administrative fees. For the period ended September 30, 2008, Citi voluntarily waived fees in the amount of $50,681, $17,737, $9,092, $3,888, $9,007 and $16,164 for the Balanced Fund, Equity Fund, Small Cap Fund, Midcap Fund, Social Balanced Fund and Social Equity Fund respectively. This voluntary fee waiver is not subject to recoupment in subsequent fiscal periods.
Continued

Notes to Financial Statements	September 30, 2008 (Unaudited)
4.	Purchases and Sales of Securities:

Purchases of and proceeds from sales, excluding short-term securities and U.S. Government Securities, for the Funds for the period ended September 30, 2008, totaled:

Fund	Purchases	Sales
Balanced Fund	$9,774,387	$14,226,618
Equity Fund	5,502,574	9,683,200
Small Cap Fund	6,735,654	4,101,296
Midcap Fund	1,991,233	1,131,916
Social Balanced Fund	9,999,215	7,547,137
Social Equity Fund	23,416,715	10,196,217
5.	Federal Income Tax Information:

At September 30, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Gross Tax Unrealized	Gross Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Balanced Fund	$136,451,894	$38,105,293	$(4,350,944)	$33,754,349
Equity Fund	43,295,556	17,715,987	(2,408,618)	15,307,369
Small Cap Fund	31,029,956	4,731,129	(3,099,898)	1,631,231
Midcap Fund	10,889,704	3,248,644	(938,815)	2,309,829

Social Balanced Fund	29,522,514	2,900,751	(1,576,471)	1,324,280
Social Equity Fund	54,817,282	8,451,528	(4,124,809)	4,326,719

The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Balanced Fund	$2,580,508	$5,624,715	$8,205,223	$—	$8,205,223
Equity Fund	392,184	1,383,315	1,775,499	—	1,775,499
Small Cap Fund	493,692	870,734	1,364,426	—	1,364,426
Midcap Fund	6,592	92,184	98,776	—	98,776

Social Balanced Fund	463,640	1,085,395	1,549,035	—	1,549,035
Social Equity Fund	306,240	1,332,705	1,638,945	—	1,638,945

					Unrealized
	Undistributed	Undistributed Long-	Accumulated	Accumulated Capital	Appreciation	Total Accumulated
	Ordinary Income	Term Capital Gains	Earnings	and Other Losses	(Depreciation)[2]	Earnings (Deficit)

Balanced Fund	$869,884	$4,167,700	$5,037,584	$—	$45,212,814	$50,250,398
Equity Fund	119,054	—	119,054	(12,109)	19,761,766	19,868,711
Small Cap Fund	12,228	252,171	264,399	—	1,699,191	1,963,590
Midcap Fund	14,816	—	14,816	(110,410)	3,448,067	3,352,473

Social Balanced Fund	163,791	342,066	505,857	—	3,874,152	4,380,009
Social Equity Fund	111,149	485,655	596,804	—	10,151,580	10,748,384

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.
Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2009:

Post-October Loss
Equity Fund	$12,109
Midcap Fund	110,410
Continued

Supplementary Information (Unaudited)	September 30, 2008
Table of Shareholder Expenses:
As a shareholder of the Boston Trust Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*	Expense Ratio During Period
	4/1/08	9/30/08	4/1/08 - 9/30/08	4/1/08 - 9/30/08

Balanced Fund	$1,000.00	$952.50	$4.89	1.00%
Equity Fund	1,000.00	926.30	4.83	1.00%
Small Cap Fund	1,000.00	985.30	5.37	1.08%
Midcap Fund	1,000.00	928.50	4.83	1.00%

Social Balanced Fund	1,000.00	931.10	4.84	1.00%
Social Equity Fund	1,000.00	921.10	4.82	1.00%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust and Walden Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*	Expense Ratio During Period
	4/1/08	9/30/08	4/1/08 - 9/30/08	4/1/08 - 9/30/08

Balanced Fund	$1,000.00	$1,020.05	$5.06	1.00%
Equity Fund	1,000.00	1,020.05	5.06	1.00%
Small Cap Fund	1,000.00	1,019.65	5.47	1.08%
Midcap Fund	1,000.00	1,020.05	5.06	1.00%

Social Balanced Fund	1,000.00	1,020.05	5.06	1.00%
Social Equity Fund	1,000.00	1,020.05	5.06	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

Supplementary Information (Unaudited)	September 30, 2008
Tabular Summary of Schedules of Investments:
The Boston Trust Funds invested, as a percentage of total portfolio investments, in the following industries as of September 30, 2008.
Boston Trust Balanced Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

U.S. Government Obligations	31.5%
Consumer Products	9.6%
Energy	9.3%
Health Care	9.0%
Industrial Products & Services	8.9%
Information Technology	7.1%
Financial Services	6.4%
Consumer Discretionary	6.3%
Industrial Materials	3.3%
Investment Companies	3.2%
Corporate Bonds	3.0%
Municipal Bonds	2.4%

Total	100.0%

Boston Trust Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

Industrial Products & Sercives	18.3%
Information Technology	15.9%
Financial Services	14.6%
Health Care	13.8%
Consumer Discretionary	12.9%
Investment Companies	6.4%
Consumer Products	5.2%
Utilities	5.1%
Energy	4.7%
Industrial Materials	3.1%

Total	100.0%

Boston Trust Equity Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

Industrial Products & Services	15.0%
Energy	14.6%
Consumer Products	13.2%
Health Care	11.9%
Financial Services	11.2%
Consumer Discretionary	10.8%
Information Technology	10.1%
Investment Companies	7.1%
Industrial Materials	6.1%

Total	100.0%

Boston Trust Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

Health Care	17.4%
Industrial Products & Services	17.2%
Information Technology	11.3%
Financial Services	11.2%
Consumer Products	11.1%
Industrial Materials	8.3%
Consumer Discretionary	7.5%
Energy	6.2%
Investment Companies	4.0%
Utilities	2.9%
Telecommunication	2.9%

Total	100.0%

The Boston Trust (Walden) Funds invested, as a percentage of total portfolio investments, in the following industries as of September 30, 2008.
Walden Social Balanced Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

U.S. Government Obligations	33.5%
Consumer Products	9.7%
Health Care	9.4%
Information Technology	9.2%
Industrial Products & Services	7.9%
Energy	7.8%
Financial Services	7.5%
Consumer Discretionary	6.6%
Industrial Materials	3.4%
Corporate Bonds	2.6%
Investment Companies	1.0%
Telecommunications	0.9%
Certificates of Deposit	0.5%

Total	100.0%

Walden Social Equity Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

Health Care	17.8%
Consumer Products	15.8%
Information Technology	15.4%
Industrial Products & Services	11.1%
Consumer Discretionary	10.9%
Energy	9.2%
Financial Services	8.9%
Industrial Materials	5.3%
Telecommunications	3.1%
Utilities	1.4%
Investment Companies	1.1%

Total	100.0%

Other Information:
A description of the policies and procedures that the Funds’ use to determine how to vote proxies related to portfolio securities is available (I) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Securities and Exchange Commission’s (the “Commission”) web-site at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Commission’s website at http://www.sec.gov.
The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

Investment Adviser
Boston Trust Investment Management,
Inc. One Beacon Street Boston, MA
02108
Custodian and Transfer Agent
Boston Trust & Investment Management
Company One Beacon Street Boston, MA 02108
Administrator
Citi Fund Services Ohio,
Inc. 3435 Stelzer Road
Columbus, OH 43219
Distributor
Foreside Distribution
Services, L.P. 100 Summer
Street Boston, MA 02110
Independent Registered Public Accounting Firm
Cohen Fund Audit Services,
Ltd. 800 Westpoint Parkway,
Suite 1100 Westlake, Ohio
44145
Legal Counsel
Thompson Hine LLP
10 West Broad Street, Suite
700 Columbus, OH 43215
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

Item 2. Code of Ethics.
Not applicable — only for annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable — only for annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable — only for annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a)Not applicable.
(b)Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)
Not applicable.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Coventry Group

By (Signature and Title)	/s/ John Danko
John Danko, President
Date November 26, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John Danko
John Danko, President
Date November 26, 2008

By (Signature and Title)	/s/ Robert W. Silva
Robert W. Silva, Treasurer
Date November 26, 2008